112219528.10 ROCKLAND TRUST COMPANY EMPLOYEE SAVINGS, PROFIT SHARING AND STOCK OWNERSHIP PLAN Amended and Restated January 1, 2024

TABLE OF CONTENTS ARTICLE I DEFINITIONS ARTICLE II ADMINISTRATION 2.1 POWERS AND RESPONSIBILITIES OF THE EMPLOYER ..................................................... 17 2.2 DESIGNATION OF ADMINISTRATIVE AUTHORITY ............................................................ 17 2.3 ALLOCATION AND DELEGATION OF RESPONSIBILITIES ................................................. 18 2.4 POWERS AND DUTIES OF THE ADMINISTRATOR ............................................................... 18 2.5 RECORDS AND REPORTS .......................................................................................................... 19 2.6 APPOINTMENT OF ADVISERS .................................................................................................. 19 2.7 PAYMENT OF EXPENSES .......................................................................................................... 19 2.8 CLAIMS PROCEDURE ................................................................................................................. 20 2.9 CLAIMS REVIEW PROCEDURE ................................................................................................ 20 ARTICLE III ELIGIBILITY 3.1 CONDITIONS OF ELIGIBILITY .................................................................................................. 21 3.2 EFFECTIVE DATE OF PARTICIPATION ................................................................................... 21 3.3 DETERMINATION OF ELIGIBILITY ......................................................................................... 23 3.4 TERMINATION OF ELIGIBILITY .............................................................................................. 23 3.5 OMISSION OF ELIGIBLE EMPLOYEE ...................................................................................... 23 3.6 INCLUSION OF INELIGIBLE EMPLOYEE................................................................................ 23 3.7 REHIRED EMPLOYEES ............................................................................................................... 23 ARTICLE IV CONTRIBUTION AND ALLOCATION 4.1 FORMULA FOR DETERMINING EMPLOYER CONTRIBUTION .......................................... 25 4.2 PARTICIPANT'S SALARY REDUCTION ELECTION .............................................................. 31 4.3 TIME OF PAYMENT OF EMPLOYER CONTRIBUTION ......................................................... 36 4.4 ALLOCATION OF CONTRIBUTION AND EARNINGS ........................................................... 36

ii 112219528.10 4.5 ACTUAL DEFERRAL PERCENTAGE TESTS ........................................................................... 41 4.6 ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS .......................................... 42 4.7 ACTUAL CONTRIBUTION PERCENTAGE TESTS .................................................................. 45 4.8 ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS ................................ 47 4.9 MAXIMUM ANNUAL ADDITIONS ........................................................................................... 49 4.10 ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS ....................................................... 52 4.11 PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS .................................................... 53 4.12 ROLLOVERS FROM OTHER PLANS ......................................................................................... 54 4.13 VOLUNTARY CONTRIBUTIONS ............................................................................................... 56 4.14 DIRECTED INVESTMENT ACCOUNT ...................................................................................... 56 4.15 QUALIFIED MILITARY SERVICE ............................................................................................. 57 ARTICLE V FUNDING AND INVESTMENT POLICY 5.1 INVESTMENT POLICY ................................................................................................................ 58 5.2 TRANSACTIONS INVOLVING COMPANY STOCK ................................................................ 58 ARTICLE VI VALUATIONS 6.1 VALUATION OF THE TRUST FUND ......................................................................................... 60 6.2 METHOD OF VALUATION ......................................................................................................... 60 ARTICLE VII DETERMINATION AND DISTRIBUTION OF BENEFITS 7.1 DETERMINATION OF BENEFITS UPON RETIREMENT ........................................................ 61 7.2 DETERMINATION OF BENEFITS UPON DEATH ................................................................... 61 7.3 DETERMINATION OF BENEFITS IN EVENT OF DISABILITY ............................................. 63 7.4 DETERMINATION OF BENEFITS UPON TERMINATION ..................................................... 63 7.5 DISTRIBUTION OF BENEFITS ................................................................................................... 64 7.6 HOW PLAN BENEFIT WILL BE DISTRIBUTED ...................................................................... 70 7.7 DISTRIBUTION FOR MINOR OR INCOMPETENT BENEFICIARY....................................... 71 7.8 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN ........................................... 71 7.9 STOCK CERTIFICATE LEGEND ................................................................................................ 71

iii 112219528.10 7.10 PUT OPTION ................................................................................................................................. 72 7.11 PRE-RETIREMENT DISTRIBUTION .......................................................................................... 73 7.12 ADVANCE DISTRIBUTION FOR HARDSHIP .......................................................................... 73 7.13 QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION ........................................... 75 7.14 DIRECT ROLLOVER .................................................................................................................... 75 ARTICLE VIII AMENDMENT, TERMINATION, MERGERS AND LOANS 8.1 AMENDMENT ............................................................................................................................... 78 8.2 TERMINATION ............................................................................................................................. 79 8.3 MERGER, CONSOLIDATION OR TRANSFER OF ASSETS .................................................... 79 8.4 LOANS TO PARTICIPANTS ........................................................................................................ 79 ARTICLE IX TOP HEAVY 9.1 TOP HEAVY PLAN REQUIREMENTS ....................................................................................... 82 9.2 DETERMINATION OF TOP HEAVY STATUS .......................................................................... 82 ARTICLE X MISCELLANEOUS 10.1 PARTICIPANT'S RIGHTS ............................................................................................................ 86 10.2 ALIENATION ................................................................................................................................ 86 10.3 CONSTRUCTION OF PLAN ........................................................................................................ 87 10.4 GENDER AND NUMBER ............................................................................................................. 87 10.5 LEGAL ACTION ........................................................................................................................... 87 10.6 PROHIBITION AGAINST DIVERSION OF FUNDS .................................................................. 87 10.7 EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE ....................................................... 88 10.8 RECEIPT AND RELEASE FOR PAYMENTS ............................................................................. 88 10.9 ACTION BY THE EMPLOYER .................................................................................................... 88 10.10 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY ..................................... 88 10.11 HEADINGS .................................................................................................................................... 89 10.12 APPROVAL BY INTERNAL REVENUE SERVICE ................................................................... 89 10.13 UNIFORMITY ............................................................................................................................... 89

iv 112219528.10 10.14 SECURITIES AND EXCHANGE COMMISSION APPROVAL ................................................. 89 10.15 VOTING COMPANY STOCK ...................................................................................................... 89 ARTICLE XI QUALIFIED RESERVIST'S RIGHTS 11.1 DEFINITIONS ................................................................................................................................ 91 11.2 DEATH BENEFITS ....................................................................................................................... 92 11.3 DISABILITY BENEFITS............................................................................................................... 92 11.4 DIFFERENTIAL WAGE PAYMENTS ......................................................................................... 93 11.5 SPECIAL DISTRIBUTION RULES .............................................................................................. 93 ARTICLE XII ROTH CONTRIBUTIONS 12.1 GENERAL APPLICATION ........................................................................................................... 95 12.2 SEPARATE ACCOUNTING ......................................................................................................... 95 12.3 DIRECT ROLLOVERS .................................................................................................................. 95 12.4 CORRECTION OF EXCESS CONTRIBUTIONS ........................................................................ 96 12.5 DEFINITION .................................................................................................................................. 96

112219528.10 ROCKLAND TRUST COMPANY EMPLOYEE SAVINGS, PROFIT SHARING AND STOCK OWNERSHIP PLAN THIS PLAN, hereby adopted this 1st day of January, 2024 by Rockland Trust Company (the "Employer"). WITNESSETH: WHEREAS, the Employer established the Rockland Trust Company Employee Savings and Profit Sharing Plan (the "Plan") effective September 9, 1971 (the "Effective Date") for the exclusive benefit of its eligible employees and their beneficiaries; and WHEREAS, pursuant to Section 8.1 of the Plan, the Employer may amend the Plan at any time; and. WHEREAS, effective July 1, 2005, the Plan was amended and restated to administer the Company Stock Accounts as an Employee Stock Ownership Plan as defined in Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended (“Code”) and the rename the Plan as the Rockland Trust Company Employee Savings, Profit Sharing and Stock Ownership Plan; and WHEREAS, effective January 1, 2010, the Plan was amended and restated in its entirety to incorporate all amendments adopted subsequent to July 1, 2005, to reflect changes in the law, and for submission to the Internal Revenue Service with respect to the Employer’s application for a favorable determination letter; and WHEREAS, effective January 1, 2017, the Plan was amended and restated in its entirety to incorporate all amendments adopted subsequent to January 1, 2010, to reflect changes in the law, and for submission to the Internal Revenue Service with respect to the Employer’s application for a favorable determination letter; and WHEREAS, effective January 1, 2020 the Plan was amended and restated in its entirety to incorporate all amendments adopted subsequent to January 1, 2017 and to make certain other clarifying and conforming changes; and NOW THEREFORE, the Employer desires to again amend and restate the Plan in its entirety, effective January 1, 2024, to incorporate all amendments adopted subsequent to January 1, 2020 and to make certain other clarifying and conforming changes.

2 112219528.10 ARTICLE I DEFINITIONS 1.1 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time. 1.2 "Administrator" means the Employer unless another person or entity has been designated by the Employer pursuant to Section 2.2 to administer the Plan on behalf of the Employer. 1.3 "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o). 1.4 "Aggregate Account" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of Section 9.2. 1.5 "Anniversary Date" means the last day of the Plan Year. 1.6 "Beneficiary" means the person (or entity) to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Sections 7.2 and 7.5. For purposes of Sections 7.5(f) and 7.5(g), "designated Beneficiary" is the person designated under Code Section 401(a)(9) and Regulation 1.401(a)(9)-4. 1.7 "Catch-Up Contribution" means Deferred Compensation made by a Catch-Up Eligible Participant that exceeds, during any taxable year of such Participant: (a) a statutory limit on Deferred Compensation or "annual additions" provided in Code Sections 401(a)(30), 402(h), 403(b), 408, 415(c), or 457(b)(2) (without regard to Code Section 457(b)(3), as applicable; or (b) a Plan limit on Deferred Compensation which is not a limit provided in (a) above. 1.8 "Catch-Up Eligible Participant" means an Employee who: (a) is eligible to defer Compensation pursuant to Section 4.2; and (b) will attain age 50 or higher before the end of the Employee's taxable year. 1.9 "Code" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

3 112219528.10 1.10 "Company Stock" means common stock issued by the Employer (or by a corporation which is a member of the controlled group of corporations of which the Employer is a member) which is readily tradable on an established securities market. If there is no common stock which, meets the foregoing requirement, the term "Company Stock" means common stock issued by the Employer (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of: (A) that class of common stock of the Employer (or of any other such corporation) having the greatest voting power, and (B) that class of common stock of the Employer (or of any other such corporation) having the greatest dividend rights. Noncallable preferred stock shall be deemed to be "Company Stock" if such stock is convertible at any time into stock which constitutes "Company Stock" hereunder and if such conversion is at a conversion price which (as of the date of the acquisition by the Trust) is reasonable. For purposes of the preceding sentence, pursuant to Regulations, preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence. 1.11 "Company Stock Account" means the account of a Participant which is credited with the shares of Company Stock purchased and paid for by the Trust Fund or contributed to the Trust Fund. A separate accounting shall be maintained with respect to those portions of the Company Stock Account attributable to Elective Contributions, Matching Contributions and Non-Elective Contributions. A separate accounting shall be maintained with respect to that portion of the Company Stock Account attributable to a Participant's or the Participant's Beneficiary's election pursuant to Section 7.5(d)(3) to reinvest cash dividends in Company Stock. Any such Company Stock allocated to the Company Stock Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason. 1.12 "Compensation" with respect to any Participant means such Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Regulation 1.62-2(c)) for a Plan Year. Compensation shall exclude (a)(1) contributions made by the Employer to a plan of deferred compensation to the extent that the contributions are not includible in the gross income of the Participant for the taxable year in which contributed, (2) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are excludable from the Employee's gross income, (3) any distributions from a plan of deferred compensation; (b) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (d) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction

4 112219528.10 agreement) towards the purchase of any annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee). For purposes of this Section, the determination of Compensation shall be made by: (a) excluding expense reimbursements, stock options, and equity compensation. (b) excluding bonuses. (c) including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions. For a Participant's initial year of participation, Compensation shall be recognized as of such Employee's effective date of participation pursuant to Section 3.2. Compensation in excess of $200,000 (or such other amount provided in the Code) shall be disregarded for all purposes other than for purposes of salary deferral elections pursuant to Section 4.2. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. For any short Plan Year the Compensation limit shall be an amount equal to the Compensation limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). If any class of Employees is excluded from the Plan, then Compensation for any Employee who becomes eligible or ceases to be eligible to participate during a Plan Year shall only include Compensation while the Employee is an Eligible Employee. The following are types of post-severance payments that are not excluded from compensation if they are paid within 21/2 months following Severance from Employment: (1) Payments that, absent a Severance from Employment, would have been paid to the Employee while the Employee continued in employment with the Employer and are regular compensation for services during the Employee's regular working hours, compensation for services outside the Employee's regular working hours (such as overtime or shift differential) or commissions; and (2) Payments for accrued bona fide sick, vacation, or other leave, but only if the Employee would have been able to use the leave if employment had continued. 1.13 "Contract" or "Policy" means any life insurance policy, retirement income policy or annuity policy (group or individual) issued pursuant to the terms of the Plan. In the event of any conflict between the terms of this Plan and the terms of any contract purchased hereunder, the Plan provisions shall control.

5 112219528.10 1.14 "Deferred Compensation" with respect to any Participant means the amount of the Participant's total Compensation which has been contributed to the Plan in accordance with the Participant's deferral election pursuant to Section 4.2 excluding any such amounts distributed as excess "annual additions" pursuant to Section 4.10. Deferred Compensation (including Catch-Up Contributions) shall not exceed "415 Compensation." 1.15 "Distribution Calendar Year" means a calendar year for which a minimum distribution pursuant to Sections 7.5(f) and 7.5(g) is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date under Section 7.5(f). For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 7.5(g)(2). The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's required beginning date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's required beginning date occurs, will be made on or before December 31st of that Distribution Calendar Year. 1.16 "Early Retirement Date" means the first day of the month (prior to the Normal Retirement Date) coinciding with or following the date on which a Participant or Former Participant attains age 55. 1.17 "Elective Contribution" means the Employer contributions to the Plan of Deferred Compensation excluding any such amounts distributed as excess "annual additions" pursuant to Section 4.10. In addition, any Employer Qualified Non-Elective Contribution made pursuant to Section 4.1(d) and Section 4.6(b) which is used to satisfy the "Actual Deferral Percentage" tests shall be considered an Elective Contribution for purposes of the Plan. Any contributions deemed to be Elective Contributions (whether or not used to satisfy the "Actual Deferral Percentage" tests or the "Actual Contribution Percentage" tests) shall be subject to the requirements of Sections 4.2(b) and 4.2(c) and shall further be required to satisfy the nondiscrimination requirements of Regulation 1.401(k)-1(b)(5) and Regulation 1.401(m)-1(b)(5), the provisions of which are specifically incorporated herein by reference. 1.18 "Eligible Employee" means any Employee. Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives (within the meaning of Code Section 7701(a)(46)) and the Employer under which retirement benefits were the subject of good faith bargaining between the parties will not be eligible to participate in this Plan unless such agreement expressly provides for coverage in this Plan. Employees of Affiliated Employers shall not be eligible to participate in this Plan unless such Affiliated Employers have specifically adopted this Plan in writing. Employees classified by the Employer as independent contractors who are subsequently determined by the Internal Revenue Service to be Employees shall not be Eligible Employees.

6 112219528.10 1.19 "Employee" means any person who is employed by the Employer or Affiliated Employer, and excludes any person who is employed as an independent contractor. Employee shall include Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and such Leased Employees do not constitute more than 20% of the recipient's non-highly compensated work force. 1.20 "Employer" means Rockland Trust Company and any successor which shall maintain this Plan; and any predecessor which has maintained this Plan. The Employer is a corporation with principal offices in the Commonwealth of Massachusetts. 1.21 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of the Matching Contributions made pursuant to Section 4.1(c), after-tax voluntary Employee contributions made pursuant to Section 4.13, Excess Contributions recharacterized as after-tax voluntary Employee contributions pursuant to Section 4.6(a) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 4.7(c) on behalf of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions permitted under the limitations of Section 4.7(a) (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of the actual contribution ratios beginning with the highest of such ratios). Such determination shall be made after first taking into account corrections of any Excess Deferred Compensation pursuant to Section 4.2 and taking into account any adjustments of any Excess Contributions pursuant to Section 4.6. 1.22 "Excess Contributions" means, with respect to a Plan Year, the excess of Elective Contributions used to satisfy the "Actual Deferral Percentage" tests made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 4.5(a) (determined by hypothetically reducing contributions made on behalf of Highly Compensated Participants in order of the actual deferral ratios beginning with the highest of such ratios). Excess Contributions, including amounts recharacterized pursuant to Section 4.6(a)(2), shall be treated as an "annual addition" pursuant to Section 4.9(b). 1.23 "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section 4.2(f) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to Section 4.9(b) when contributed to the Plan unless distributed to the affected Participant not later than the first April 15th following the close of the Participant's taxable year. Additionally, for purposes of Sections 9.2 and 4.4(h), Excess Deferred Compensation shall continue to be treated as Employer contributions even if distributed pursuant to Section 4.2(f). However, Excess Deferred Compensation of Non-Highly Compensated Participants is not taken into account for purposes of Section 4.5(a) to the extent such Excess Deferred Compensation occurs pursuant to Section 4.2(d). 1.24 "ESOP" means an employee stock ownership plan that meets the requirements of Code Section 4975(e)(7) and Regulation 54.4975-11. 1.25 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control

7 112219528.10 respecting management or disposition of its assets, (b) renders investment advice fo r a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan. 1.26 "Fiscal Year" means the Employer's accounting year of 12 months commencing on January 1st of each year and ending the following December 31st. 1.27 "Forfeiture" Under this Plan, Participant accounts are 100% Vested at all times. Any amounts that may otherwise be forfeited under the Plan pursuant to Sections 3.6, 4.2(f), 4.6(a) or 7.8 shall be used to reduce the contribution of the Employer. 1.28 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason. 1.29 "415 Compensation" with respect to any Participant means such Participant's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulation 1.62-2(c)) for a Plan Year. "415 Compensation" shall exclude (a)(1) contributions made by the Employer to a plan of deferred compensation to the extent that, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed, (2) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are excludable from the Employee's gross income, (3) any distributions from a plan of deferred compensation; (b) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (d) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee). For purposes of this Section, the determination of "415 Compensation" shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code Sections 125, 132(f)(4) and 457. For purposes of Section 4.4(h), the determination of "415 Compensation" shall not include Catch-Up contributions. 1.30 "414(s) Compensation" means any definition of compensation that satisfies the nondiscrimination requirements of Code Section 414(s) and the Regulations thereunder. The

8 112219528.10 period for determining 414(s) Compensation must be either the Plan Year or the calendar year ending with or within the Plan Year. An Employer may further limit the period taken into account to that part of the Plan Year or calendar year in which an Employee was a Participant in the component of the Plan being tested. The period used to determine 414(s) Compensation must be applied uniformly to all Participants for the Plan Year. 1.31 "Highly Compensated Employee" means an Employee described in Code Section 414(q) and the Regulations thereunder, and generally means any Employee who: (a) was a "five percent owner" as defined in Section 1.36(b) at any time during the "determination year" or the "look-back year"; or (b) for the "look-back year" had "415 Compensation" from the Employer in excess of $80,000. The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996. The "determination year" means the Plan Year for which testing is being performed, and the "look back year" means the immediately preceding twelve (12) month period. A highly compensated former Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for the "determination year," in accordance with Regulation 1.414(q)-1T, A-4 and IRS Notice 97-45 (or any superseding guidance). In determining who is a Highly Compensated Employee, Employees who are non- resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year." 1.32 "Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the component of the Plan being tested. 1.33 "Hour of Service" means (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties (these hours will be credited to the Employee for the computation period in which the duties are performed); (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period (these hours will be calculated and credited pursuant to Department of Labor regulation 2530.200b- 2 which is incorporated herein by reference); (3) each hour for which back pay is awarded or agreed

9 112219528.10 to by the Employer without regard to mitigation of damages (these hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made). The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3). To the extent actual hours are not maintained for a Participant, the Participant shall be credited with 45 Hours of Service for each week in which an Employee is paid or entitled to payment for at least one Hour of Service. Notwithstanding (2) above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. For purposes of (2) above, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate. For purposes of this Section, Hours of Service will be credited for employment with other Affiliated Employers. The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference. 1.34 "Income" means the income or losses allocable to Excess Deferred Compensation, Excess Contributions or Excess Aggregate Contributions which amount shall be allocated in the same manner as income or losses are allocated pursuant to Section 4.4(d). 1.35 "Investment Manager" means an entity that (a) has the power to manage, acquire, or dispose of Plan assets and (b) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company. 1.36 "Key Employee" means an Employee as defined in Code Section 416(i) and the Regulations thereunder. Generally, any Employee or former Employee (as well as each of the Employee's or former Employee's Beneficiaries) is considered a Key Employee if the Employee's or former Employee's, at any time during the Plan Year that contains the "determination date," has been included in one of the following categories: (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than $130,000 adjusted at the same time and in the same manner as under Code Section 415(d).

10 112219528.10 (b) a "five percent owner" of the Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. (c) a "one percent owner" of the Employer having an annual "415 Compensation" from the Employer of more than $150,000. "One percent-owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account. For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions. 1.37 "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual Retirement Date after having reached Normal Retirement Date. 1.38 "Leased Employee" means any person (other than an Employee of the recipient Employer) who pursuant to an agreement between the recipient Employer and any other person or entity ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. Furthermore, Compensation for a Leased Employee shall only include Compensation from the leasing organization that is attributable to services performed for the recipient Employer. A Leased Employee shall not be considered an Employee of the recipient Employer: (a) if such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3);

11 112219528.10 (2) immediate participation; (3) full and immediate vesting; and (b) if Leased Employees do not constitute more than 20% of the recipient Employer's nonhighly compensated work force. 1.39 "Life Expectancy" computed, for purposes of Sections 7.5(f) and 7.5(g), using the Single Life Table in Regulation 1.401(a)(9)-9. 1.40 "Matching Contribution" means the Employer contributions to the Plan pursuant to Section 4.1(c). 1.41 "Non-Elective Contribution" means the Employer contributions to the Plan excluding, however, contributions made pursuant to the Participant's deferral election provided for in Section 4.2, Matching Contributions and any Qualified Non-Elective Contribution used in the "Actual Deferral Percentage" tests. 1.42 "Non-Highly Compensated Participant" means any Participant who is not a Highly Compensated Employee. 1.43 "Non-Key Employee" means any Employee or former Employee (and such Employee's or former Employee's Beneficiaries) who is not a Key Employee. 1.44 "Normal Retirement Age" means the Participant's 65th birthday. A Participant shall become fully Vested in the Participant's Account upon attaining Normal Retirement Age. 1.45 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age. 1.46 "1-Year Break in Service" means the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "parental leaves of absence." Years of Service and 1-Year Breaks in Service shall be measured on the same computation period. "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason. A "parental leave of absence" means an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation

12 112219528.10 period. The Hours of Service credited for a "parental leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "parental leave of absence" shall not exceed the number of Hours of Service needed to prevent the Employee from incurring a 1-Year Break in Service. 1.47 "Other Investments Account" means the account of a Participant which is credited with such Participant's share of the net gain (or loss) of the Plan and Employer contributions in other than Company Stock and which is debited with payments made to pay for Company Stock. A separate accounting shall be maintained with respect to those portions of the Other Investments Account attributable to Elective Contributions, Matching Contributions and Non-Elective Contributions. 1.48 "Participant" means any Eligible Employee who participates in the Plan and has not for any reason become ineligible to participate further in the Plan. 1.49 "Participant Direction Procedures" means such instructions, guidelines or policies, the terms of which are incorporated herein, as shall be established pursuant to Section 4.14 and observed by the Administrator and applied to Participants who have Participant Directed Accounts. 1.50 "Participant's Account" means the account established and maintained by the Administrator for each Participant with respect to such Participant's total interest in the Plan and Trust resulting from Matching Contributions and Employer Non-Elective Contributions. A separate accounting shall be maintained with respect to that portion of the Participant's Account attributable to Safe Harbor Non-Elective Contributions made pursuant to Section 4.1(b), Matching Contributions made pursuant to Section 4.1(c), Non-Elective Contributions made pursuant to Section 4.1(e)(i), Supplemental Non-Elective Contributions made pursuant to Section 4.1(e)(ii), New Comparability (Cross-Tested) Plan Non-Elective Contributions made pursuant to Section 4.1(e)(iii), Gateway Contributions made pursuant to Section 4.1(e)(iv), and discretionary Non-Elective Contribution made pursuant to Section 4.1(f). 1.51 "Participant's Account Balance" means the account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or Forfeitures allocated to the account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year. 1.52 "Participant's Combined Account" means the total aggregate amount of each Participant's Elective Account and Participant's Account.

13 112219528.10 1.53 "Participant's Directed Account" means that portion of a Participant's interest in the Plan with respect to which the Participant has directed the investment in accordance with the Participant Direction Procedure. 1.54 "Participant's Elective Account" means the account established and maintained by the Administrator for each Participant with respect to the Participant's total interest in the Plan and Trust resulting from the Employer Elective Contributions used to satisfy the "Actual Deferral Percentage" tests. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to such Elective Contributions pursuant to Section 4.2 (including a separate accounting for Catch-Up Contributions) and any Employer Qualified Non-Elective Contributions. 1.55 "Participant's Prior Profit Sharing Account" means the frozen account accumulated under the prior version(s) of this Plan. This account shall be fully vested and shall share in all investment gains and/or losses. 1.56 "Participant's Rollover Account" means the account established and maintained by the Administrator for each Participant with respect to such Participant's interest in the Plan resulting from amounts transferred from another plan or "conduit" Individual Retirement Account in accordance with Section 4.12. A separate accounting shall be maintained with respect to that portion of the Participant's Rollover Account attributable to after-tax Employee contributions. 1.57 "Participant's Transfer Account" means the account established and maintained by the Administrator for each Participant with respect to the Participant's total interest in the Plan resulting from amounts transferred to this Plan from a direct plan-to-plan transfer and/or with respect to such Participant's interest in the Plan resulting from amounts transferred from another qualified plan or "conduit" Individual Retirement Account in accordance with Section 4.11. 1.58 "Plan" means this instrument, including all amendments thereto. 1.59 "Plan Year" means the Plan's accounting year of twelve (12) months commencing on January 1st of each year and ending the following December 31st. 1.60 "Qualified Non-Elective Contribution" means any Employer contributions made pursuant to Section 4.1(d) and Section 4.6(b) and Section 4.8(f). Such contributions shall be considered an Elective Contribution for the purposes of the Plan and may be used to satisfy the "Actual Deferral Percentage" tests or the "Actual Contribution Percentage" tests. 1.61 "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or a delegate of the Secretary of the Treasury, and as amended from time to time. 1.62 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

14 112219528.10 1.63 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date, Early or Late Retirement Date (see Section 7.1). 1.64 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement. 1.65 "Top Heavy Plan" means a plan described in Section 9.2(a). 1.66 "Top Heavy Plan Year" means a Plan Year during which the Plan is a Top Heavy Plan. 1.67 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders such Participant unable to engage in any substantial gainful activity and that can be expected to result in death or has lasted or can be expected to last for at least a twelve consecutive month period. 1.68 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors. 1.69 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time. 1.70 "Valuation Date" means the Anniversary Date and may include any other date or dates deemed necessary or appropriate by the Administrator for the valuation of the Participant's accounts during the Plan Year, which may include any day that the Trustee, any transfer agent appointed by the Trustee or the Employer or any stock exchange used by such agent, are open for business. 1.71 "Vested" means the nonforfeitable portion of any account maintained on behalf of a Participant. 1.72 "Voluntary Contribution Account" means the account established and maintained by the Administrator for each Participant with respect to the Participant's total interest in the Plan resulting from the Participant's after -tax voluntary Employee contributions made pursuant to Section 4.13. Amounts recharacterized as after-tax voluntary Employee contributions pursuant to Section 4.6(a) shall remain subject to the limitations of Sections 4.2(b) and 4.2(c). Therefore, a separate accounting shall be maintained with respect to that portion of the Voluntary Contribution Account attributable to after-tax voluntary Employee contributions made pursuant to Section 4.13. 1.73 "Year of Service" means the computation period of twelve (12) consecutive months, herein set forth, during which an Employee has at least 1000 Hours of Service.

15 112219528.10 For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. The participation computation period beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. The participation computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service. An Employee who is credited with the required Hours of Service in both the initial computation period (or the computation period beginning after a 1-Year Break in Service) and the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service, shall be credi ted with two (2) Years of Service for purposes of eligibility to participate. The computation period shall be the Plan Year if not otherwise set forth herein. Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c). However, in determining whether an Employee has completed a Year of Service for benefit accrual purposes in the short Plan Year, the number of the Hours of Service required shall be proportionately reduced based on the number of full months in the short Plan Year. Years of Service with Falmouth Bancorp and its subsidiary Falmouth Cooperative Bank during the time a qualified plan was maintained shall be recognized. Years of Service with any Affiliated Employer shall be recognized. Years of Service accrued prior to January 1, 2007, with Compass Exchange Advisors, during the time Compass Exchange Advisors maintained a qualified plan shall be recognized. Years of Service accrued with Slades Bank prior to March 1, 2008 shall be recognized with respect to those Employees whose employment is retained by Rockland Trust Company as a result of the acquisition of Slades Bank by Rockland Trust Company on March 1, 2008. Years of Service accrued with one of the following entities on or before the date of its acquisition by Rockland Trust Company shall be recognized with respect to those Employees whose employment is retained by Rockland Trust Company as a result of the acquisition: (a) Benjamin Franklin Bank, acquired on May 8, 2009; (b) Central Co-Operative Bank, acquired on November 9, 2012; (c) Mayflower Bank, acquired on November 15, 2013; (d) Peoples Federal Savings Bank, acquired on February 21, 2015; (e) Bank of Cape Cod, acquired on November 11, 2016; (f) The Edgartown National Bank, acquired on May 12, 2017;

16 112219528.10 (g) Milford National Bank & Trust Co., acquired on November 16, 2018; (h) Blue Hills Bank, acquired on April 1, 2019; and (i) East Boston Savings Bank, acquired on November 12, 2021.

17 112219528.10 ARTICLE II ADMINISTRATION 2.1 POWERS AND RESPONSIBILITIES OF THE EMPLOYER (a) In addition to the general powers and responsibilities otherwise provided for in this Plan, the Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to ensure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act. The Employer may appoint counsel, specialists, advisers, agents (including any nonfiduciary agent) and other persons as the Employer deems necessary or desirable in connection with the exercise of its fiduciary duties under this Plan. The Employer may compensate such agents or advisers from the assets of the Plan as fiduciary expenses (but not including any business (settlor) expenses of the Employer), to the extent not paid by the Employer. (b) The Employer may, by written agreement or designation, appoint at its option an Investment Manager (qualified under the Investment Company Act of 1940 as amended), investment adviser, or other agent to provide direction to the Trustee with respect to any or all of the Plan assets. Such appointment shall be given by the Employer in writing in a form acceptable to the Trustee and shall specifically identify the Plan assets with respect to which the Investment Manager or other agent shall have authority to direct the investment. (c) The Employer shall establish a "funding policy and method," i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to the investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act. (d) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways. 2.2 DESIGNATION OF ADMINISTRATIVE AUTHORITY The Employer shall be the Administrator. The Employer may appoint any person, including, but not limited to, the Employees of the Employer, to perform the duties of the Administrator. Any person so appointed shall signify acceptance by filing written acceptance with the Employer. Upon the resignation or removal of any individual performing the duties of the Administrator, the Employer may designate a successor.

18 112219528.10 2.3 ALLOCATION AND DELEGATION OF RESPONSIBILITIES If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation. 2.4 POWERS AND DUTIES OF THE ADMINISTRATOR The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions ari sing in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish the Administrator's duties under the Plan. The Administrator shall be charged with the duties of the general administration of the Plan as set forth under the terms of the Plan, including, but not limited to, the following: (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan; (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder; (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust; (d) to maintain all necessary records for the administration of the Plan; (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

19 112219528.10 (f) to determine the size and type of any Contract to be purchased from any insurer, and to designate the insurer from which such Contract shall be purchased; (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan; (h) to consult with the Employer and the Trustee regarding the short and long- term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives; (i) to prepare and implement a procedure to notify Eligible Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash; (j) to establish and communicate to Participants a procedure for allowing each Participant to direct the Trustee as to the distribution of such Participant's Company Stock Account pursuant to Section 4.14; (k) to determine the validity of, and take appropriate action with respect to, any qualified domestic relations order received by it; and (l) to assist any Participant regarding the Participant's rights, benefits, or elections available under the Plan. 2.5 RECORDS AND REPORTS The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, policies, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law. 2.6 APPOINTMENT OF ADVISERS The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, agents (including nonfiduciary agents) and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan, including but not limited to agents and advisers to assist with the administration and management of the Plan, and thereby to provide, among such other duties as the Administrator may appoint, assistance with maintaining Plan records and the providing of investment information to the Plan's investment fiduciaries and to Plan Participants. 2.7 PAYMENT OF EXPENSES All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, or any person or persons retained or appointed by any Named Fiduciary incident to the exercise of their duties under the Plan, including, but not limited to, fees of accountants, counsel, Investment Managers, agents (including nonfiduciary agents) appointed for the purpose

20 112219528.10 of assisting the Administrator or the Trustee in carrying out the instructions of Participants as to the directed investment of their accounts and other specialists and their agents, the costs of any bonds required pursuant to Act Section 412, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. 2.8 CLAIMS PROCEDURE Claims for benefits under the Plan may be filed in writing with the Administrator. Written or electronic notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed, or such period as is required by applicable law or Department of Labor regulation. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure. 2.9 CLAIMS REVIEW PROCEDURE Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.8 shall be entitled to request the Administrator to give further consideration to a claim by filing with the Administrator a written request for a hearing. Such request, together with a written statement of the reasons why the claimant believes the claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written or electronic notification provided for in Section 2.8. The Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of such claimant's choosing and expense and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of the claim. At the hearing the claimant or the claimant's representative shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

21 112219528.10 ARTICLE III ELIGIBILITY 3.1 CONDITIONS OF ELIGIBILITY For Safe Harbor Non-Elective Contributions under Section 4.1(b), Matching Contributions under Section 4.1(c), Qualified Non-Elective Contributions under Section 4.1(d), Non-Elective Contributions under Sections 4.1(e)(i), Supplemental Non-Elective Contributions under Section 4.1(e)(ii), New Comparability (Cross-Tested) Plan Non-Elective Contributions under Section 4.1(e)(iii), Gateway Contributions under Section 4.1(e)(iv), and discretionary Non-Elective Contributions under Section 4.1(f), each Eligible Employee who has completed at least one (1) Year of Service shall be eligible to participate as of the date such Employee has satisfied such requirements. For salary deferrals under Section 4.2 and Voluntary Contributions under Section 4.13, each Eligible Employee shall be eligible to participate as of such Eligible Employee’s date of hire. 3.2 EFFECTIVE DATE OF PARTICIPATION For Safe Harbor Non-Elective Contributions under Section 4.1(b), Matching Contributions under Section 4.1(c), Qualified Non-Elective Contributions under Section 4.1(d), Non-Elective Contributions under Sections 4.1(e)(i), Supplemental Non-Elective Contributions under Section 4.1(e)(ii), New Comparability (Cross-Tested) Plan Non-Elective Contributions under Section 4.1(e)(iii), Gateway Contributions under Section 4.1(e)(iv), and discretionary Non-Elective Contributions under Section 4.1(f), each Eligible Employee shall become a Participant effective as of the first payroll period beginning on or after the first day of the month coinciding with or next following the date on which such Employee met the eligibility requirements of Section 3.1 or as soon as administratively feasible thereafter, provided that such Employee was still employed as of such date (or if not employed as of such date, as of the date of rehire if a 1-Year Break in Service has not occurred or, if later, the date that the Employee would have otherwise entered the Plan had the Employee not terminated employment). For salary deferrals under Section 4.2 and Voluntary Contributions under Section 4.13, each Eligible Employee shall become a Participant effective as of the first payroll of the month coinciding with or next following the date on which such Employee met the eligibility requirements of Section 3.1. With respect to employees of Slades Bank whose employment is retained by Rockland Trust Company as a result of the acquisition of Slades Bank by Rockland Trust Company on March 1, 2008, and who become Eligible Employees as of that date, such Eligible Employee shall become a Participant effective as of the first payroll period beginning on or after March 1, 2008. With respect to employees of Benjamin Franklin Bank whose employment is retained by Rockland Trust Company as a result of the merger of Benjamin Franklin Bank into Rockland Trust Company, and who become Eligible Employees as of May 9, 2009, such Eligible Employee shall become a Participant in the Plan effective as of the first payroll period beginn ing on or after May 9, 2009.

22 112219528.10 If an Eligible Employee satisfies the Plan's eligibility requirement conditions by reason of recognition of service with a predecessor employer, such Employee will become a Participant as of the day the Plan credits service with a predecessor employer or, if later, the date the Employee would have otherwise entered the Plan had the service with the predecessor employer been service with the Employer. If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise have become a Participant, shall go from a classification of a noneligible Employee to an Eligible Employee, such Employee shall become a Participant on the date such Employee becomes an Eligible Employee or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee. If an Employee, who has satisfied the Plan's eligibility requirements and would otherwise become a Participant, shall go from a classification of an Eligible Employee to a noneligible class of Employees, such Employee shall become a Participant in the Plan on the date such Employee again becomes an Eligible Employee, or, if later, the date that the Employee would have otherwise entered the Plan had the Employee always been an Eligible Employee. If a former employee of one of the following entities whose employment is retained by Rockland Trust Company following the entity’s acquisition becomes an Eligible Employee under the Plan effective as of the acquisition date, and such Employee satisfies the eligibility requirements under Section 3.1 of the Plan as of such date, such Employee shall become a Participant in the Plan effective as of the first payroll period beginning on or after the acquisition date: (a) Central Co-Operative Bank, acquired on November 9, 2012; (b) Mayflower Bank, acquired on November 15, 2013; (c) Peoples Federal Savings Bank, acquired on February 21, 2015; and (d) Bank of Cape Cod, acquired on November 11, 2016. All other Eligible Employees shall become Participants in the Plan effective as of the first day of the month coinciding with or next following the date on which such Employee meets the eligibility requirements of Section 3.1 of the Plan. If, within the six-month period following the acquisition of one of the following entities by Rockland Trust Company, a former employee of such entity becomes employed by Rockland Trust Company and that Employee satisfies the eligibility requirements under Section 3.1 of the Plan on or after the date of hire, the Employee shall become a Participant in the Plan effective as of the first payroll period beginning on or after the date of hire: (a) The Edgartown National Bank, acquired on May 12, 2017; (b) Milford National Bank & Trust Co., acquired on November 16, 2018; (c) Blue Hills Bank, acquired on April 1, 2019; and

23 112219528.10 (d) East Boston Savings Bank, acquired on November 12, 2021. All other Eligible Employees shall become Participants in the Plan effective as of the first day of the month coinciding with or next following the date on which such Employee meets the eligibility requirements of Section 3.1 of the Plan. 3.3 DETERMINATION OF ELIGIBILITY The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act. Such determination shall be subject to review pursuant to Section 2.9. 3.4 TERMINATION OF ELIGIBILITY In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Former Participant shall continue to vest in the Plan for each Year of Service completed while a noneligible Employee, until such time as the Participant's Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, the Former Participant's interest in the Plan shall continue to share in the earnings of the Trust Fund. 3.5 OMISSION OF ELIGIBLE EMPLOYEE If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made and allocated, then the Employer shall make a subsequent contribution, if necessary after the application of Section 4.4(e), so that the omitted Employee receives a total amount which the Employee would have received (including both Employer contributions and earnings thereon) had the Employee not been omitted. Such contribution shall be made regardless of whether it is deductible in whole or in part in any taxable year under applicable provisions of the Code. 3.6 INCLUSION OF INELIGIBLE EMPLOYEE If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such inclusion is not made until after a contribution for the year has been made and allocated, the Employer shall be entitled to recover the contribution made with respect to the ineligible person provided the error is discovered within twelve (12) months of the date on which it was made. Otherwise, the amount contributed with respect to the ineligible person shall constitute a Forfeiture for the Plan Year in which the discovery is made. Notwithstanding the foregoing, any Deferred Compensation made by an ineligible person shall be distributed to the person (along with any earnings attributable to such Deferred Compensation). 3.7 REHIRED EMPLOYEES

24 112219528.10 If any Participant becomes a Former Participant due to severance from employment with the Employer and is reemployed by the Employer, the Former Participant shall become a Participant as of the reemployment date.

25 112219528.10 ARTICLE IV CONTRIBUTION AND ALLOCATION 4.1 FORMULA FOR DETERMINING EMPLOYER CONTRIBUTION For each Plan Year, the Employer shall contribute to the Plan: (a) The amount of the total salary reduction elections of all Participants made pursuant to Section 4.2(a), which amount shall be deemed an Employer Elective Contribution. (b) Effective as of the Plan Year beginning January 1, 2019, the Employer shall make a Safe Harbor Non-Elective Contribution on behalf of each of its Eligible Employees for the Plan Year, regardless of whether such Eligible Employee has elected to make a salary deferral contribution pursuant to Section 4.2 of the Plan. The amount of the Safe Harbor Non-Elective Contribution shall be equal to 3% of the Eligible Employee’s Compensation for such Plan Year. With respect to those former employees of Blue Hills Bank whose employment is retained by Rockland Trust Company in conjunction with the acquisition of Blue Hills Bank, for the Plan Year ending December 31, 2019, a Participant's Compensation for purposes of the Safe Harbor Non-Elective Contribution shall include only the amount of the Participant's Compensation attributable to the period from their date of hire through December 31, 2019. With respect to those former employees of East Boston Savings Bank whose employment is retained by Rockland Trust Company in conjunction with the acquisition of East Boston Savings Bank, for the Plan Year ending December 31, 2021, a Participant's Compensation for purposes of the Safe Harbor Non-Elective Contribution shall include only the amount of the Participant's Compensation attributable to the period from their date of hire through December 31, 2021. (c) On behalf of each Participant who is eligible to share in Matching Contributions for the Plan Year, a Matching Contribution equal to 25% of each such Participant's Deferred Compensation (less Catch-Up Contributions made pursuant to Section 4.2(a)). Except, however, in applying the matching percentage specified above, only salary reductions up to 6% of payroll period Compensation shall be considered. With respect to those former employees of Blue Hills Bank whose employment is retained by Rockland Trust Company in conjunction with the acquisition of Blue Hills Bank, for the Plan Year ending December 31, 2019, a Participant's Compensation for purposes of applying the matching percentage shall include only the amount of the Participant's Compensation attributable to the period from their date of hire through December 31, 2019. With respect to those former employees of East Boston Savings Bank whose employment is retained by Rockland Trust Company in conjunction with the acquisition of East Boston Savings Bank, for the Plan Year ending December 31, 2021, a Participant's

26 112219528.10 Compensation for purposes of applying the matching percentage shall include only the amount of the Participant's Compensation attributable to the period from their date of hire through December 31, 2021. (d) On behalf of each Non-Highly Compensated Participant who is eligible to share in the Qualified Non-Elective Contribution for the Plan Year, a discretionary Qualified Non-Elective Contribution equal to a uniform percentage of each eligible individual's Compensation, the exact percentage, if any, to be determined each year by the Employer. Any Employer Qualified Non-Elective Contribution shall be deemed an Employer Elective Contribution. With respect to those former employees of Blue Hills Bank whose employment is retained by Rockland Trust Company in conjunction with the acquisition of Blue Hills Bank, for the Plan Year ending December 31, 2019, a Participant's Compensation for purposes of applying any discretionary Qualified Non-Elective Contribution shall include only the amount of the Participant's Compensation attributable to the period from their date of hire through December 31, 2019. With respect to those former employees of East Boston Savings Bank whose employment is retained by Rockland Trust Company in conjunction with the acquisition of East Boston Savings Bank, for the Plan Year ending December 31, 2021, a Participant's Compensation for purposes of applying any discretionary Qualified Non- Elective Contribution shall include only the amount of the Participant's Compensation attributable to the period from their date of hire through December 31, 2021. (e) Employer Non-Elective Contributions: (i) Pre-2019 Non-Elective Contribution: Notwithstanding anything else herein to the contrary, this Section 4.1(e)(i) shall only apply for Plan Years commencing prior to January 1, 2019. Effective commencing with the first payroll period after July 1, 2006, and each payroll period thereafter, the Employer shall make a Non-Elective Contribution to the Account of each eligible Participant in an amount which is equal to the product of the following formula: 0.05 multiplied by the amount of the Participant's Compensation accrued during such payroll period. However, for the Plan Year ending December 31, 2006, a Participant's Compensation for purposes of this paragraph (i) shall include only the amount of the Participant's Compensation attributable to the period from July 1 through December 31, 2006. With respect to former employees of one of the following entities whose employment is retained by Rockland Trust Company following such entity’s acquisition, effective commencing the first payroll period after the acquisition date, and each payroll period thereafter, the Employer shall make a Non-Elective Contribution to the Account of each eligible Participant in an amount which is equal to the product of the following formula: 0.05, multiplied by the amount of the Participant's Compensation accrued during such payroll period.

27 112219528.10 (A) Slades Bank, acquired on March 1, 2008; (B) Benjamin Franklin Bank, acquired on May 8, 2009; (C) Central Co-Operative Bank, acquired on November 9, 2012; (D) Mayflower Bank, acquired on November 15, 2013; (E) Peoples Federal Savings Bank, acquired on February 21, 2015; (F) Bank of Cape Cod, acquired on November 11, 2016; (G) The Edgartown National Bank, acquired on May 12, 2017; and (H) Milford National Bank & Trust Co., acquired on November 16, 2018. However, for the Plan Year ending in the year of acquisition, a Participant's Compensation for purposes of the foregoing subparagraph shall include only the amount of the Participant's Compensation attributable to the period from the date of acquisition through the last day of the year of acquisition. (ii) Supplemental Non-Elective Contribution: Effective commencing with the first payroll period after July 1, 2006 and each payroll period thereafter, and subject to the limits set forth in paragraphs (v) and (vi) of this Section 4.1(e), the Employer shall make an additional Non-Elective Contribution (a "Supplemental Non-Elective Contribution") to the Account of each eligible Participant in an amount which is equal to the product of the following formula: 0.05, multiplied by the amount of the Participant's Excess Compensation (as defined below) accrued during such payroll period. However, for the Plan Year ending December 31, 2006, a Participant's Compensation for purposes of this paragraph (ii) shall include only the amount of the Participant's Compensation attributable to the period from July 1 through December 31, 2006. For purposes of this Section 4.1(e)(ii), the term "Excess Compensation" means that portion of the Participant's Compensation for the Plan Year which is in excess of the contribution and benefit base level pursuant to Section 230 of the Social Security Act at the beginning of the Plan Year (the "Integration Level"). With respect to former employees of one of the following entities whose employment is retained by Rockland Trust Company following such entity’s acquisition, effective commencing the first payroll period after the acquisition date, and each payroll period thereafter, and subject to the limits set forth in paragraph (v) and (vi) of this Section 4.1(e), the Employer shall make an additional Non-Elective Contribution (a "Supplemental Non-Elective Contribution") to the Account of each eligible Participant in an amount which is equal to the product of the

28 112219528.10 following formula: 0.05, multiplied by the amount of the Participant's Excess Compensation (as defined above) accrued during such payroll period: (A) Slades Bank, acquired on March 1, 2008; (B) Benjamin Franklin Bank, acquired on May 8, 2009; (C) Central Co-Operative Bank, acquired on November 9, 2012; (D) Mayflower Bank, acquired on November 15, 2013; (E) Peoples Federal Savings Bank, acquired on February 21, 2015; (F) Bank of Cape Cod, acquired on November 11, 2016; (G) The Edgartown National Bank, acquired on May 12, 2017; (H) Milford National Bank & Trust Co., acquired on November 16, 2018; and (I) Blue Hills Bank, acquired on April 1, 2019. However, for the Plan Year ending in the year of acquisition, a Participant's Excess Compensation for purposes of the foregoing subparagraph shall include only the amount of the Participant's Compensation attributable to the period from their date of hire through the last day of the year of acquisition. Notwithstanding anything herein to the contrary, effective January 1, 2021, the Supplemental Non-Elective Contribution described in this subparagraph (e)(ii) shall be discretionary. The amount of such Supplemental Non-Elective Contribution made to the Account of each eligible Participant shall be equal to the product of the following formula: a percentage as determined in the sole discretion of the Employer, multiplied by the amount of the Participant's Excess Compensation (as defined above) accrued during such payroll period or such other period as determined by the Employer. With respect to those former employees of East Boston Savings Bank whose employment is retained by Rockland Trust Company in conjunction with the acquisition of East Boston Savings Bank by Rockland Trust Company, for the Plan Year ending December 31, 2021, and subject to the limits set forth in paragraphs (v) and (vi) of this Section 4.l(e), a Participant's Excess Compensation for purposes of this subparagraph shall include only the amount of the Participant's Excess Compensation attributable to the period from his date of hire through December 31, 2021

29 112219528.10 (iii) New Comparability (Cross-Tested) Plan Non-Elective Contribution: Effective for Plan Years commencing on or after January 1, 2019, the Employer may make an additional Employer non-elective contribution (the “New Comparability (Cross-Tested) Plan Non-Elective Contribution”) in an amount determined in the sole discretion of the Employer. The New Comparability (Cross-Tested) Plan Non- Elective Contribution may be allocated each payroll period or such other period as determined by the Employer. Each Participant shall constitute a separate allocation group for purposes of allocating New Comparability (Cross-Tested) Plan Non- Elective Contributions. The Employer will specify in written instructions to the Plan Administrator or its designee, by no later than the due date of the Employer's tax return for the year to which the New Comparability (Cross-Tested) Plan Non-Elective Contributions relate, the portion of such New Comparability (Cross-Tested) Plan Non-Elective Contributions to be allocated to each Participant's allocation group. The allocation will be made as follows: First, the total amount of New Comparability (Cross-Tested) Plan Non-Elective Contributions is allocated among the deemed aggregated allocation groups in portions determined by the Employer. A deemed aggregated allocation group consists of all of the separate allocation groups that have the same allocation rate. Second, within each deemed aggregated allocation group, the allocated portion is allocated to each Participant in the ratio that such Participant's Compensation bears to the total Compensation of all Participants in the group. In the event that a Participant is included in more than one allocation group, the Participant's share of the New Comparability (Cross-Tested) Plan Non-Elective Contributions allocated to each such group will be based on the Participant's Compensation for the part of the Plan Year the Participant was in the group. The number of eligible Non- Highly Compensated Participants to which a particular allocation rate applies must reflect a reasonable classification of Employees. With respect to those former employees of East Boston Savings Bank whose employment is retained by Rockland Trust Company in conjunction with the acquisition of East Boston Savings Bank by Rockland Trust Company, a Participant's Compensation for purposes of this subparagraph shall include only the amount of the Participant's Compensation attributable to the period from their date of hire through December 31, 2021. (iv) Gateway Contributions: Effective for Plan Years commencing on or after January 1, 2019, the Employer may make an additional Employer non-elective contribution (the "Gateway Contribution") in an amount necessary to satisfy the minimum allocation gateway requirement described in Treas. Reg. § 1.401(a)(4)- 8(b)(1)(vi). For the purposes of this Section 4.1(e)(iv) the limitation on annual compensation limits under Treas. Reg. § 1.401(a)(17)-1 applies to both Compensation and 414(s) Compensation. With respect to any Gateway Contribution, the Employer shall allocate such contribution as follows: (A) Eligibility for Gateway Contribution. Any Gateway Contribution made for a Plan Year will be allocated to each Non-Highly Compensated Participant who receives an allocation under Section 4.1(b) of Safe-Harbor Non-Elective Contributions. However, Participants who are disaggregated pursuant to Regulation 1.410(b)-7(c)(3) because they have not

30 112219528.10 satisfied the greatest minimum age and service conditions permissible under Code Section 410(a) shall not be eligible to receive an allocation of any Gateway Contribution unless such an allocation is necessary to satisfy Code Section 401(a)(4). (B) Allocation Rate. The Allocation Rate for each Participant is determined by dividing (i) the total amount of all employer contributions allocated to the Participant for the Plan Year (including forfeitures but excluding Deferred Compensation) by (ii) the Participant's 414(s) Compensation. Also, when determining a Non-Highly Compensated Participant's Allocation Rate, Qualified Non-Elective Contributions which are used to satisfy the "Actual Deferral Percentage" tests shall be excluded. (C) Amount of Gateway Contribution. The Gateway Contribution will be allocated to each Non-Highly Compensated Participant who is eligible to receive such contribution under subsection (a) above in an amount not to exceed the lesser of: (i) 5% of the Participant's 415 Compensation, or (ii) One-third of the highest allocation rate for any Highly Compensated Employee multiplied by the Participant's 414(s) Compensation. However, the amount of the Gateway Contribution allocated to each Non-Highly Compensated Participant shall be reduced by the amounts allocated as Safe-Harbor Non-Elective Contributions under Section 4.1(b), New Comparability (Cross-Tested) Plan Non-Elective Contributions under Section 4.1(e)(iii) and discretionary Non-Elective Contributions under Section 4.1(f). For purposes of subsection (i) above, 415 Compensation shall exclude amounts paid while an Employee is not a Participant in the Plan. (v) Overall Permitted Disparity Limits: (A) Annual overall permitted disparity limit: Notwithstanding the preceding paragraphs, for any Plan Year that this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in Section 408(k) of the Code, maintained by the Employer that provides for permitted disparity (or imputed disparity), Employer Non-Elective Contributions and Supplemental Non-Elective Contributions will be allocated to the account of each Participant who completes one Year of Service during the Plan Year in the ratio that such Participant's total Compensation bears to the total Compensation of all Participants.

31 112219528.10 (B) Cumulative permitted disparity limit: The cumulative permitted disparity limit for a Participant is 35 total cumulative permitted disparity years. Total cumulative permitted years means the number of years credited to the Participant for allocation or accrual purposes under this Plan, and any other qualified plan or simplified employee pension (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative permitted disparity limit. (vi) Rule of Construction: This Subsection 4.1(e) is intended and shall be interpreted to comply with the Section 401(l) of the Code and the Regulations thereunder. If the formula described above exceeds permitted disparity as to contributions above the Integration Level, the Employer's Supplemental Non- Elective Contributions pursuant to paragraph (ii) shall be reduced to a percentage of the Participant's Excess Compensation that will comply with the requirements of Section 4010) of the Code and the Regulations thereunder. If and to the extent that any provision of this Subsection 4.1(e) is incapable of being construed in a manner consistent with such Section and Regulations, such provision shall be null and void. (vii) Limit on Investment: Any other provision hereof notwithstanding in no event shall any amount in a Participant's Combined account attributable to Non- Elective Contributions or Supplemental Non-Elective Contributions made pursuant to this Section 4.1(e) be invested in Company Stock, nor shall any such contribution be accounted for as a contribution to an ESOP. Therefore, notwithstanding Section 4.14, a Participant shall not be entitled to direct the investment of any amount in their Participant's Combined Account that is attributable to such contributions in Company Stock. The purpose of the limitation in this paragraph (v) is to clarify that Employer Non-Elective Contributions and Supplemental Non-Elective Contributions are not made to an ESOP and therefore such contributions comply with the requirements of Section 401(l) of the Code and the Regulations thereunder. (f) A discretionary amount, which amount, if any, shall be deemed an Employer Non-Elective Contribution. (g) Additionally, to the extent necessary, the Employer shall contribute to the Plan the amount necessary to provide the top heavy minimum contribution. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee. 4.2 PARTICIPANT'S SALARY REDUCTION ELECTION (a) Each Participant may elect to defer Compensation which would have been received in the Plan Year, but for the deferral election, by up to 99%. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election. For purposes of this Section, Compensation shall be determined on a payroll period basis prior to any

32 112219528.10 reductions made pursuant to Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b), 414(v) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions. Unless and until the Participant elects otherwise, any Participant initially hired by the employer on or after January 1, 2006, will be deemed to have made an election under the above paragraph to defer 6% of their Compensation commencing with the first payroll period following thirty (30) days of employment with the Employer. Provided, however, that no such deemed election shall be implemented unless the Administrator has given the Participant a notice that explains this automatic enrollment feature and the Participant's right to elect a different rate of deferral election (or no deferral election), including an explanation of the procedure for exercising that right, the timing for implementation of any such election, and identification of the investment option into which such deferrals shall be invested; and further provided that the Participant is given a reasonable period thereafter in which to elect a different rate of deferral election (or no deferral election). The Employer Elective Contributions made pursuant to this paragraph shall, unless and until the Participant directs otherwise in accordance with the Participant Direction Procedures in Section 4.14, be invested in the investment option designated in writing for this purpose by the Administrator. Unless and until the Participant elects otherwise, effective as soon as administratively feasible on or after each March 1st, beginning with the 2019 Plan Year, the Employer shall automatically increase the amount of salary deferrals it makes on behalf of each Participant who is automatically enrolled in the Plan as described above. The annual increase shall be equal to an additional 1% of the Participant's Compensation per pay period. The annual increase shall occur when the rate at which the Participant contribution is less than 10% of the Participant's Compensation per pay period. Provided, however, that no such increase shall be implemented unless the Administrator has given the Participant a notice that explains this automatic increase feature and the Participant's right to elect a different rate of deferral election (or no deferral election), including an explanation of the procedure for exercising that right, the timing for implementation of any such election, and identification of the investment option into which such deferrals shall be invested; and further provided that the Participant is given a reasonable period thereafter in which to elect a different rate of deferral election (or no deferral election). Notwithstanding the above, each Catch-Up Eligible Participant shall be eligible to make Catch-Up Contributions during the Plan Year in accordance with, and subject to the limitations of, Code Section 414(v). Such Catch-Up Contributions shall not be taken into account for purposes of Code Sections 402(g) and 415(c). Catch-Up Contributions, at the Catch-Up Eligible Participant's election, shall be a percentage of Compensation for each payroll period not to exceed the applicable dollar limit under Code Section 414(v). The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 416 or 410(b), as applicable, by reason of the making of such Catch-Up Contributions. The amount by which Compensation is reduced shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.

33 112219528.10 (b) The balance in each Participant's Elective Account shall be fully Vested at all times and, except as otherwise provided herein, shall not be subject to Forfeiture for any reason. (c) Notwithstanding anything in the Plan to the contrary, amounts held in the Participant's Elective Account may not be distributable (including any offset of loans) earlier than: (1) a Participant's severance from employment; (2) a Participant's Total and Permanent Disability; (3) death; (4) a Participant's attainment of age 59 1/2; (5) the termination of the Plan without the existence at the time of Plan termination of another defined contribution plan or the establishment of a successor defined contribution plan by the Employer or an Affiliated Employer within the period ending twelve months after distribution of all assets from the Plan maintained by the Employer. For this purpose, a defined contribution plan does not include an employee stock ownership plan (as defined in Code Section 4975(e)(7) or 409), a simplified employee pension plan (as defined in Code Section 408(k)), or a simple individual retirement account plan (as defined in Code Section 408(p)); (6) the date of disposition by the Employer to an entity that is not an Affiliated Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition with respect to a Participant who continues employment with the corporation acquiring such assets; (7) the date of disposition by the Employer or an Affiliated Employer who maintains the Plan of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity which is not an Affiliated Employer but only with respect to a Participant who continues employment with such subsidiary; or (8) the proven financial hardship of a Participant, subject to the limitations of Section 7.12. (d) For each Plan Year, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed, during any calendar year of the Participant, the limitation imposed by Code Section 402(g), as in effect at the beginning of such calendar year. If such dollar limitation is exceeded, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with Section 4.2(f). The dollar

34 112219528.10 limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations. (e) In the event a Participant has received a hardship distribution from the Participant's Elective Account pursuant to Section 7.12(b) or pursuant to Regulation 1.401(k)- 1(d)(2)(iv) from any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan for a period of six (6) months following the receipt of the distribution. Notwithstanding the foregoing, effective for hardship distributions taken on or after January 1, 2019, a Participant’s contribution of Deferred Compensation to the Plan shall not be suspended following the receipt of a hardship distribution. (f) If a Participant's Deferred Compensation under this Plan together with any elective deferrals (as defined in Regulations 1.402(g)-1(b) and 1.414(v)-1(g)(2)) under another qualified cash or deferred arrangement (as described in Code Section 401(k)), a simplified employee pension (as described in Code Section 408(k)(6)), a simple individual retirement account plan (as described in Code Section 408(p)), a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D)), a deferred compensation plan under Code Section 457(b), or a trust described in Code Section 501(c)(18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1st following the close of the Participant's taxable year, notify the Administrator in writing of such excess and request that the Participant's Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator may direct the Trustee to distribute such excess amount (and any Income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Any distribution of less than the entire amount of Excess Deferred Compensation and Income shall be treated as a pro rata distribution of Excess Deferred Compensation and Income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year (and any Income allocable to such excess amount). Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions: (1) the distribution must be made after the date on which the Plan received the Excess Deferred Compensation; (2) the Participant shall designate the distribution as Excess Deferred Compensation; and (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation. Any distribution made pursuant to this Section 4.2(f) shall be made first from unmatched Deferred Compensation and, thereafter, from Deferred Compensation which is matched. Matching Contributions which relate to such Deferred Compensation shall be treated as a Forfeiture.

35 112219528.10 Notwithstanding any other provision of the Plan, Excess Deferred Compensation, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15th to any Participant to whose Account Excess Deferred Compensation were assigned for the preceding year and who claims Excess Deferred Compensation for such taxable year. For years beginning after 2005, distribution of Excess Deferred Compensation for a year shall be made first from the Participant's Pretax Elective Account to the extent Excess Deferred Deferrals were made for the year, unless the Participant specifies otherwise. For taxable years beginning before January 1, 2006, income or loss allocable to the period between the end of the taxable year and the date of distribution (the "gap-period") could be disregarded in determining income or loss on Excess Deferred Compensation for such years. Gap-period income loss must be included in any distribution of Excess Deferred Compensation occurring in taxable years beginning in 2007, but must be excluded from any distribution of Excess Deferred Compensation occurring in taxable years beginning after 2007. Excess Deferred Compensation distributed under this Section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants' Accounts. The income allocable to Excess Deferred Compensation is equal to the allocable gain or loss through the end of the Plan Year for which the Deferrals were made. One reasonable method treats the income and loss allocable to Excess Deferred Compensation as the sum of: i. Income or loss allocable to the Participant's Elective Account for the taxable year, multiplied by a fraction, the numerator of which is such Participant's Excess Deferred Compensation for the year and the denominator is the Participant's Account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and ii. Ten percent (10%) of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of such month. The Gap-period calculation is not applicable after the end of the 2007 Plan Year. (g) Notwithstanding Section 4.2(t) above, a Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution and/or recharacterization of Excess Contributions pursuant to Section 4.6(a) for the Plan Year beginning with or within the taxable year of the Participant. (h) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary. (i) Employer Elective Contributions made pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or

36 112219528.10 other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to Section 4.4 have been made. (j) The Employer and the Administrator shall implement the salary reduction elections provided for herein in accordance with the following: (1) A Participant must make an initial salary deferral election within a reasonable time, not to exceed thirty (30) days, after entering the Plan pursuant to Section 3.2. If the Participant fails to make an initial salary deferral election within such time, then such Participant may thereafter make an election in accordance with the rules governing modifications. The Participant shall make such an election by entering into a written salary reduction agreement with the Employer and filing such agreement with the Administrator. Such election shall initially be effective beginning with the pay period following the acceptance of the salary reduction agreement by the Administrator, shall not have retroactive effect and shall remain in force until revoked. (2) A Participant may modify a prior election at any time during the Plan Year and concurrently make a new election by filing a written notice with the Administrator within a reasonable time before the pay period for which such modification is to be effective. Any modification shall not have retroactive effect and shall remain in force until revoked. (3) A Participant may elect to prospectively revoke the Participant's salary reduction agreement in its entirety at any time during the Plan Year by providing the Administrator with thirty (30) days written notice of such revocation (or upon such shorter notice period as may be acceptable to the Administrator). Such revocation shall become effective as of the beginning of the first pay period coincident with or next following the expiration of the notice period. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any salary reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs. 4.3 TIME OF PAYMENT OF EMPLOYER CONTRIBUTION The Employer may make its contribution to the Plan for a particular Plan Year at such time as the Employer, in its sole discretion, determines. If the Employer makes a contribution for a particular Plan Year after the close of that Plan Year, the Employer will designate to the Trustee the Plan Year for which the Employer is making its contribution. 4.4 ALLOCATION OF CONTRIBUTION AND EARNINGS (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date, or other Valuation Date, all amounts allocated to each such Participant as set forth herein.

37 112219528.10 (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows: (1) With respect to the Employer Elective Contribution made pursuant to Section 4.1(a), to each Participant's Elective Account in an amount equal to each such Participant's Deferred Compensation for the year. (2) With respect to the Employer Safe Harbor Non-Elective Contribution made pursuant to Section 4.1(b), to each Participant's Account in accordance with Section 4.1(b). (3) With respect to the Matching Contribution made pursuant to Section 4.1(c), to each Participant’s Account in accordance with Section 4.1(c). Any Participant actively employed during the Plan Year shall be eligible to share in the Matching Contribution for the Plan Year. (4) With respect to the Employer Qualified Non-Elective Contribution made pursuant to Section 4.1(d), to each Participant's Elective Account when used to satisfy the "Actual Deferral Percentage" tests or Participant's Account in accordance with Section 4.1(d). Only Non-Highly Compensated Participants who have completed a Year of Service during the Plan Year and are actively employed on the last day of the Plan Year shall be eligible to share in the Qualified Non-Elective Contribution made pursuant to Section 4.1(d) for the year. (5) With respect to the Employer discretionary Non-Elective Contribution made pursuant to Section 4.1(f), to each Participant's Account in the same proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year . Only Participants who have completed a Year of Service during the Plan Year and are actively employed on the last day of the Plan Year shall be eligible to share in the Employer discretionary Non-Elective Contribution made pursuant to Section 4.1(f) for the Plan Year. (5) With respect to Employer Non-Elective Contributions and Supplemental Contributions made pursuant to Section 4.1(e), to each Participant's Account in proportion to the Participant's Compensation and Excess Compensation, respectively, as provided in Section 4.1(e). (c) The Company Stock Account of each Participant shall be credited as of each Valuation Date with the Participant's allocable share of Company Stock (including fractional shares) purchased and paid for by the Plan or contributed in kind by the Employer.

38 112219528.10 (d) As of each Valuation Date, before the current valuation period allocation of Employer contributions, any earnings or losses (net appreciation or net depreciation) of the Trust Fund shall be allocated in the same proportion that each Participant's and Former Participant's nonsegregated accounts (other than each Participant's Company Stock Account) bear to the total of all Participants' and Former Participants' nonsegregated accounts (other than each Participant's Company Stock Account) as of such date. Earnings or losses with respect to a Participant's Directed Account shall be allocated in accordance with Section 4.14. Participants' transfers from other qualified plans and after-tax voluntary Employee contributions deposited in the general Trust Fund shall share in any earnings and losses (net appreciation or net depreciation) of the Trust Fund in the same manner provided above. Each segregated account maintained on behalf of a Participant shall be credited or charged with its separate earnings and losses. (e) On or before each Anniversary Date any amounts which became Forfeitures since the last Anniversary Date may be used to satisfy any contribution that may be required pursuant to Section 3.5 and/or 7.8, or used to pay any administ rative expenses of the Plan. The remaining Forfeitures, if any, shall be used to reduce the contribution of the Employer hereunder for the Plan Year in which such Forfeitures occur. (f) For any Top Heavy Plan Year, Non-Key Employees not otherwise eligible to share in the allocation of contributions as provided above, shall receive the minimum allocation provided for in Section 4.4(h) if eligible pursuant to the provisions of Section 4.4(j). (g) Notwithstanding the foregoing, Participants who are not actively employed on the last day of the Plan Year due to Retirement (Early, Normal or Late), Total and Permanent Disability or death shall share in the allocation of contributions for that Plan Year. (h) Minimum Allocations Required for Top Heavy Plan Years: Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer contributions allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's "415 Compensation" (reduced by contributions and forfeitures, if any, allocated to each Non-Key Employee in any defined contribution plan included with this Plan in a Required Aggregation Group). However, if (1) the sum of the Employer contributions allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's "415 Compensation" and (2) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, then the sum of the Employer contributions allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee. However, in determining whether a Non-Key Employee has received the required minimum allocation, such Non-Key Employee's Deferred Compensation shall not be taken into account.

39 112219528.10 However, no such minimum allocation shall be required in this Plan for any Non-Key Employee who participates in another defined contribution plan subject to Code Section 412 included with this Plan in a Required Aggregation Group. (i) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Combined Account of any Key Employee shall be equal to the ratio of the sum of the Employer contributions (excluding any Catch-Up Contributions) allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee. (j) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Combined Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (1) failed to complete a Year of Service; and (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, elective contributions to the Plan. (k) In lieu of the above, in any Plan Year in which a Non-Key Employee is a Participant in both this Plan and a defined benefit pension plan included in a Required Aggregation Group which is top heavy, the Employer shall not be required to provide such Non-Key Employee with both the full separate defined benefit plan minimum benefit and the full separate defined contribution plan minimum allocation. Therefore, for any Plan Year when the Plan is a Top Heavy Plan, a Non-Key Employee who is participating in this Plan and a defined benefit plan maintained by the Employer shall receive a minimum monthly accrued benefit in the defined benefit plan equal to the product of (1) one-twelfth (1/12th) of "415 Compensation" averaged over the five (5) consecutive "limitation years" (or actual "limitation years," if less) which produce the highest average and (2) the lesser of (i) two percent (2%) multiplied by years of service when the plan is top heavy or (ii) twenty percent (20%). (l) For the purposes of this Section, "415 Compensation" in excess of $150,000 (or such other amount provided in the Code) shall be disregarded. Such amount shall be adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year. If "415 Compensation" for any prior determination period is taken into account in determining a Participant's minimum benefit for the current Plan Year, the "415 Compensation" for such determination period is subject to the applicable annual "415 Compensation" limit in effect for that prior period. For this purpose, in determining the minimum benefit in Plan Years beginning on or after January 1, 1989, the annual "415 Compensation" limit in effect for determination periods beginning before that date is $200,000 (or such other amount as adjusted for increases in the cost of living in accordance with Code Section 415(d) for determination periods beginning on or after January 1, 1989, and in accordance with Code Section 401(a)(17)(B) for determination periods beginning on or after January 1, 1994). For determination periods beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted. For any short Plan Year

40 112219528.10 the "415 Compensation" limit shall be an amount equal to the "415 Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). (m) Notwithstanding anything herein to the contrary, Participants who terminated employment for any reason during the Plan Year shall share in the salary reduction contributions made by the Employer for the year of termination without regard to the Hours of Service credited. (n) Notwithstanding anything in this Section to the contrary, all information necessary to properly reflect a given transaction may not be available until after the date specified herein for processing such transaction, in which case the transaction will be reflected when such information is received and processed. Subject to express limits that may be imposed under the Code, the processing of any contribution, distribution or other transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, and the correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan. (o) Notwithstanding anything to the contrary, if this is a Plan that would otherwise fail to meet the requirements of Code Section 410(b)(1)(B) and the Regulations thereunder because Employer contributions would not be allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply: (1) The group of Participants eligible to share in the Employer's contribution for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be those who have not separated from service prior to the last day of the Plan Year and have completed the greatest number of Hours of Service in the Plan Year. (2) If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution for the Plan Year shall be further expanded to include the minimum number of Participants who have separated from service prior to the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants who have completed the greatest number of Hours of Service in the Plan Year before terminating employment. (3) Nothing in this Section shall permit the reduction of a Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code Section 404. Any

41 112219528.10 adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year. (4) Notwithstanding the foregoing, if the portion of the Plan which is not a Code Section 401(k) or 401(m) plan would fail to satisfy Code Section 410(b) if the coverage tests were applied by treating those Participants whose only allocation would otherwise be provided under the top heavy formula as if they were not currently benefiting under the Plan, then, for purposes of this Section 4.4(o), such Participants shall be treated as not benefiting and shall therefore be eligible to be included in the expanded class of Participants who will share in the allocation provided under the Plan's non top heavy formula. 4.5 ACTUAL DEFERRAL PERCENTAGE TESTS (a) Maximum Annual Allocation: For each Plan Year, the annual allocation derived from Employer Elective Contributions to a Highly Compensated Participant's Elective Account shall satisfy one of the following tests: (1) The "Actual Deferral Percentage" for the Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the Non- Highly Compensated Participant group multiplied by 1.25, or (2) The excess of the "Actual Deferral Percentage" for the Highly Compensated Participant group over the "Actual Deferral Percentage" for the Non- Highly Compensated Participant group shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the Highly Compensated Participant group shall not exceed the "Actual Deferral Percentage" for the Non- Highly Compensated Participant group multiplied by 2. The provisions of Code Section 401(k)(3) and Regulation 1.401(k)-1(b) are incorporated herein by reference. (b) For the purposes of this Section "Actual Deferral Percentage" means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Employer Elective Contributions (less Catch-Up Contributions) allocated to each Participant's Elective Account for such Plan Year, to such Participant's "414(s) Compensation" for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent. Employer Elective Contributions (less Catch-Up Contributions) allocated to each Non-Highly Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer. (c) For the purposes of Sections 4.5(a) and 4.6, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to Section 4.2, whether or not such deferral election was made or suspended pursuant to Section 4.2.

42 112219528.10 (d) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k), this Plan may not be combined with any other plan. (e) For the purpose of this Section, when calculating the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group, the current year testing method shall be used. Any change from the current year testing method to the prior year testing method shall be made pursuant to Internal Revenue Service Notice 98-1, Section VII (or superseding guidance), the provisions of which are incorporated herein by reference. (f) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 4.6 may be applied separately (or will be applied separately to the extent required by Regulations) to each plan within the meaning of Regulation 1.401(k)- 1(g)(11). Furthermore, the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all Non-Highly Compensated Employees who have not satisfied the minimum age and service requirements of Code Section 10(a)(1)(A). 4.6 ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS In the event (or if it is anticipated) that the initial allocations of the Employer Elective Contributions made pursuant to Section 4.4 do (or might) not satisfy one of the tests set forth in Section 4.5(a), the Administrator shall adjust Excess Contributions pursuant to the options set forth below: (a) On or before the fifteenth day of the third month following the end of each Plan Year, but in no event later than the close of the following Plan Year, the Highly Compensated Participant having the largest dollar amount of Elective Contributions (less Catch-Up Contributions) shall have a portion of such Participant's Elective Contributions treated as Catch-Up Contributions and/or distributed and/or at such Participant's election recharacterized as an after-tax voluntary Employee contribution pursuant to Section 4.13 until the total amount of Excess Contributions has been treated as Catch-Up Contributions and/or distributed and/or at such Participant's election recharacterized as an after-tax voluntary Employee contribution pursuant to Section 4.13, or until the amount of such Participant's remaining Elective Contributions equals the Elective Contributions (less Catch- Up Contributions) of the Highly Compensated Participant having the second largest dollar amount of Elective Contributions (less Catch-Up Contributions). This process shall continue until the total amount of Excess Contributions has been eliminated. In determining the amount of Excess Contributions to be treated as Catch-Up Contributions and/or distributed and/or recharacterized with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced pursuant to Section 4.2(f) by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for such Participant's taxable year ending with or within such Plan Year. (1) With respect to the distribution of Excess Contributions pursuant to (a) above, such distribution: (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable; (ii) shall be adjusted for Income; and

43 112219528.10 (iii) shall be designated by the Employer as a distribution of Excess Contributions (and Income). (2) With respect to the recharacterization of Excess Contributions pursuant to (a) above, such recharacterized amounts: (i) shall be deemed to have occurred on the date on which the last of those Highly Compensated Participants with Excess Contributions to be recharacterized is notified of the recharacterization and the tax consequences of such recharacterization; (ii) shall not exceed the amount of Deferred Compensation on behalf of any Highly Compensated Participant for any Plan Year; (iii) shall be treated as after-tax voluntary Employee contributions for purposes of Code Section 401(a)(4) and Regulation 1.401(k)-1(b). However, for purposes of Sections 9.2 and 4.4(h), recharacterized Excess Contributions continue to be treated as Employer contributions that are Deferred Compensation. Excess Contributions (and Income attributable to such amounts) recharacterized as after-tax voluntary Employee contributions shall continue to be nonforfeitable and subject to the same distribution rules provided for in Section 4.2(c); (iv) are not permitted if the amount recharacterized plus after- tax voluntary Employee contributions actually made by such Highly Compensated Participant, exceed the maximum amount of after -tax voluntary Employee contributions (determined prior to application of Section 4.7(a)) that such Highly Compensated Participant is permitted to make under the Plan in the absence of recharacterization; and shall be adjusted for Income. (3) Any distribution and/or recharacterization of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution and/or recharacterization of Excess Contributions and Income. (4) Matching Contributions which relate to Excess Contributions shall be forfeited unless the related Matching Contribution is distributed as an Excess Aggregate Contribution pursuant to Section 4.8. (b) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution in accordance with one of the following provisions which contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant eligible to share in the allocation in accordance with such provision. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and for which provision it is being made pursuant to:

44 112219528.10 (1) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.5(a). Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year. (2) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.5(a). Such contribution shall be allocated to each Non-Highly Compensated Participant electing salary reductions pursuant to Section 4.2 in the same proportion that each such Non-Highly Compensated Participant's Deferred Compensation (less Catch- Up Contributions) for the year bears to the total Deferred Compensation (less Catch-Up Contributions) of all such Non-Highly Compensated Participants for such year. (3) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.5(a). Such contribution shall be allocated in equal amounts (per capita). (4) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants electing salary reductions pursuant to Section 4.2 in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.5(a). Such contribution shall be allocated for the year to each Non-Highly Compensated Participant electing salary reductions pursuant to Section 4.2 in equal amounts (per capita). (5) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.5(a). Such contribution shall be allocated to the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 4.5(a) is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "annual addition" pursuant to Section 4.9. This process shall continue until one of the tests set forth in Section 4.5(a) is satisfied (or is anticipated to be satisfied). Notwithstanding the above, at the Employer's discretion, Non-Highly Compensated Participants who are not employed at the end of the Plan Year shall not be eligible to receive a special Qualified Non-Elective Contribution and shall be disregarded. Notwithstanding the above, if the testing method changes from the current year testing method to the prior year testing method, then for purposes of preventing the double counting of Qualified Non-Elective Contributions for the first testing year for which the change is effective, any special Qualified Non-Elective Contribution on behalf

45 112219528.10 of Non-Highly Compensated Participants used to satisfy the "Actual Deferral Percentage" or "Actual Contribution Percentage" test under the current year testing method for the prior year testing year shall be disregarded. (c) If during a Plan Year, it is projected that the aggregate amount of Elective Contributions to be allocated to all Highly Compensated Participants under this Plan would cause the Plan to fail the tests set forth in Section 4.5(a), then the Administrator may automatically reduce the deferral amount of affected Highly Compensated Participants, beginning with the Highly Compensated Participant who has the highest deferral ratio until it is anticipated the Plan will pass the tests or until the actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the next highest actual deferral ratio. This process may continue until it is anticipated that the Plan will satisfy one of the tests set forth in Section 4.5(a). Alternatively, the Employer may specify a maximum percentage of Compensation that may be deferred. (d) Any Excess Contributions (and Income) which are distributed on or after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979. Excess Contributions that are not recharacterized, plus any income and minus any loss allocable thereto, shall be distributed no later than twelve (12) months after the last day of each Plan Year to Highly Compensated Employees to whose Accounts such Excess Contributions were allocated for such Plan Year, except to the extent such Excess Contributions are classified as Catch-up Contributions. For years beginning after 2005, distribution of Excess Contributions for a year shall be made first from the Participant's Deferred Compensation to the extent Deferred Compensation was made for the year, unless the Participant specifies otherwise. For Plan years beginning before 2006, income or loss allocable to the period between the end of the Plan Year and the date of distribution (the "gap-period") could be disregarded in determining income or loss on Excess Aggregate Contributions for such years. Gap-period income or loss must be included in any distribution of Excess Aggregate Contributions occurring in Plan Years beginning in 2006 and 2007, but must be excluded from any distribution of Excess Aggregate Contributions occurring in Plan Years beginning after 2007. 4.7 ACTUAL CONTRIBUTION PERCENTAGE TESTS (a) The "Actual Contribution Percentage" for the Highly Compensated Participant group shall not exceed the greater of: (1) 125 percent of such percentage for the Non-Highly Compensated Participant group; or (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant group, or such percentage for the Non-Highly Compensated Participant group plus 2 percentage points. The provisions of Code Section 401(m) and Regulation 1.401(m)-1(b) are incorporated herein by reference.

46 112219528.10 (b) For the purposes of this Section and Section 4.8, "Actual Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group, the average of the ratios (calculated separately for each Participant in each group and rounded to the nearest one-hundredth of one percent) of: (1) the sum of Matching Contributions made pursuant to Section 4.1(c), after-tax voluntary Employee contributions made pursuant to Section 4.13, Excess Contributions recharacterized as after-tax voluntary Employee contributions pursuant to Section 4.6(a) on behalf of each such Participant for such Plan Year; to (2) the Participant's "414(s) Compensation" for such Plan Year. Notwithstanding the above, Matching Contributions attributable to Catch-Up Contributions are excluded from the calculation of the "Actual Contribution Percentage." Such Matching Contributions shall be treated as a Forfeiture. (c) For purposes of determining the "Actual Contribution Percentage," only Matching Contributions contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Employees eligible to have Matching Contributions made pursuant to Section 4.1(c) or after-tax voluntary Employee contributions pursuant to Section 4.13 allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-1(b)) and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Matching Contributions subject to Regulation 1.401(m)-1(b)(5) which is incorporated herein by reference. However, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made. (d) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), this Plan may not be combined with any other plan. (e) For purposes of Sections 4.7(a) and 4.8, a Highly Compensated Participant and Non-Highly Compensated Participant shall include any Employee eligible to have Matching Contributions (whether or not a deferral election was made or suspended) or after- tax voluntary Employee contributions (whether or not after-tax voluntary Employee contributions are made) allocated to the Participant's account for the Plan Year. (f) For the purpose of this Section, when calculating the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group, the current year testing method shall be used. Any change from the current year testing method to the prior year testing method shall be made pursuant to Internal Revenue Service Notice 98-1, Section VII (or superseding guidance), the provisions of which are incorporated herein by reference. (g) Notwithstanding anything in this Section to the contrary, the provisions of this Section and Section 4.8 may be applied separately (or will be applied separately to the extent required by Regulations) to each plan within the meaning of Regulation 1.401(k)-

47 112219528.10 1(g)(11). Furthermore, the provisions of Code Section 401(k)(3)(F) may be used to exclude from consideration all Non-Highly Compensated Employees who have not satisfied the minimum age and service requirements of Code Section 410(a)(1)(A). 4.8 ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS (a) In the event (or if it is anticipated) that the "Actual Contribution Percentage" for the Highly Compensated Participant group exceeds (or might exceed) the "Actual Contribution Percentage" for the Non-Highly Compensated Participant group pursuant to Section 4.7(a), the Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute to the Highly Compensated Participant having the largest dollar amount of contributions determined pursuant to Section 4.7(b)(1), the Vested portion of such contributions (and Income allocable to such contributions) and, if forfeitable, forfeit such non-Vested Excess Aggregate Contributions attributable to Matching Contributions (and Income allocable to such forfeitures) until the total amount of Excess Aggregate Contributions has been distributed, or until the Participant's remaining amount equals the amount of contributions determined pursuant to Section 4.7(b)(1) of the Highly Compensated Participant having the second largest dollar amount of contributions. This process shall continue until the total amount of Excess Aggregate Contributions has been distributed. The distribution and/or forfeiture of Excess Aggregate Contributions shall be made in the following order: (1) After-tax voluntary Employee contributions including Excess Contributions recharacterized as after-tax voluntary Employee contributions pursuant to Section 4.6(a)(2); (2) Matching Contributions. (b) Any distribution and/or forfeiture of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution and/or forfeiture of Excess Aggregate Contributions and Income. Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section 4.4. (c) Excess Aggregate Contributions attributable to amounts other than after-tax voluntary Employee contributions, including forfeited Matching Contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan. Forfeited Matching Contributions that are reallocated to Participants' Accounts for the Plan Year in which the forfeiture occurs shall be treated as an "annual addition" pursuant to Section 4.9(b) for the Participants to whose Accounts they are reallocated and for the Participants from whose Accounts they are forfeited. (d) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any,

48 112219528.10 to be treated as after-tax voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year or which are treated as after-tax voluntary Employee contributions due to recharacterization pursuant to Section 4.6(a). (e) If during a Plan Year the projected aggregate amount of Matching Contributions, after-tax voluntary Employee contributions and Excess Contributions to be recharacterized as after-tax voluntary Employee contributions to be allocated to all Highly Compensated Participants under this Plan would, by virtue of the tests set forth in Section 4.7(a), cause the Plan to fail such tests, then the Administrator may automatically reduce proportionately or in the order provided in Section 4.8(a) each affected Highly Compensated Participant's projected share of such contributions by an amount necessary to satisfy one of the tests set forth in Section 4.7(a). (f) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution in accordance with one of the following provisions which contribution shall be allocated to the Participant's Account of each Non-Highly Compensated Participant eligible to share in the allocation in accordance with such provision. The Employer shall provide the Administrator with written notification of the amount of the contribution being made and for which provision it is being made pursuant to: (1) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.7. Such contribution shall be allocated in the same proportion that each Non-Highly Compensated Participant's 414(s) Compensation for the year bears to the total 414(s) Compensation of all Non-Highly Compensated Participants for such year. (2) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.7. Such contribution shall be allocated to each Non-Highly Compensated Participant electing salary reductions pursuant to Section 4.2 in the same proportion that each such Non- Highly Compensated Participant's Deferred Compensation (less Catch-Up Contributions) for the year bears to the total Deferred Compensation (less Catch-Up Contributions) of all such Non-Highly Compensated Participants for such year. (3) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.7. Such contribution shall be allocated in equal amounts (per capita). (4) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants electing salary reductions pursuant to Section 4.2 in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.7. Such contribution shall be allocated for

49 112219528.10 the year to each Non-Highly Compensated Participant electing salary reductions pursuant to Section 4.2 in equal amounts (per capita). (5) A special Qualified Non-Elective Contribution may be made on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Section 4.7. Such contribution shall be allocated to the Non-Highly Compensated Participant having the lowest 414(s) Compensation, until one of the tests set forth in Section 4.7 is satisfied (or is anticipated to be satisfied), or until such Non-Highly Compensated Participant has received the maximum "annual addition" pursuant to Section 4.9. This process shall continue until one of the tests set forth in Section 4.7 is satisfied (or is anticipated to be satisfied). Notwithstanding the above, at the Employer's discretion, Non-Highly Compensated Participants who are not employed at the end of the Plan Year shall not be eligible to receive a special Qualified Non-Elective Contribution and shall be disregarded. Notwithstanding the above, if the testing method changes from the current year testing method to the prior year testing method, then for purposes of preventing the double counting of Qualified Non-Elective Contributions for the first testing year for which the change is effective, any special Qualified Non- Elective Contribution on behalf of Non-Highly Compensated Participants used to satisfy the "Actual Deferral Percentage" or "Actual Contribution Percentage" test under the current year testing method for the prior year testing year shall be disregarded. (g) Any Excess Aggregate Contributions (and Income) which are distributed on or after 2 1/2 months after the end of the Plan Year shall be subject to the ten percent (10%) Employer excise tax imposed by Code Section 4979. 4.9 MAXIMUM ANNUAL ADDITIONS (a) Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's accounts for any "limitation year" shall equal the lesser of: (1) $40,000 adjusted annually as provided in Code Section 415(d) pursuant to the Regulations, or (2) one-hundred percent (100%) of the Participant's "415 Compensation" for such "limitation year." If the Employer contribution that would otherwise be contributed or allocated to the Participant's accounts would cause the "annual additions" for the "limitation year" to exceed the maximum "annual additions," the amount contributed or allocated will be reduced so that the "annual additions" for the "limitation year" will equal the maximum "annual additions," and any amount in excess of the maximum "annual additions," which would have been allocated to such Participant may be allocated to other Participants. For any short "limitation year," the dollar limitation in (1) above shall be reduced by a fraction, the numerator of which is the number of full months in the short "limitation year" and the denominator of which is twelve (12).

50 112219528.10 (b) For purposes of applying the limitations of Code Section 415, "annual additions" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer contributions, (2) Employee contributions, (3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2) which is part of a pension or annuity plan maintained by the Employer, (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer and (6) allocations under a simplified employee pension plan. Except, however, the "415 Compensation" percentage limitation referred to in paragraph (a)(2) above shall not apply to: (1) any contribution for medical benefits after separation from service (within the meaning of Code Sections 401(h) or 419A(f)(2)) which is otherwise treated as an "annual addition," or (2) any amount otherwise treated as an "annual addition" under Code Section 415(l)(1). If the "annual additions" under the Plan would cause the maximum "annual additions" to be exceeded for any Participant, and all or a portion of the "excess amount" is treated as a Catch-Up Contribution, then any Matching Contributions which relate to such Catch-Up Contribution will be used to reduce the Employer contribution in the next "limitation year." Effective for limitation years beginning July 1, 2007, the Plan will follow the correction method provided by the Employee Plans Compliance Resolution System (EPCRS) or other guidance as provided by applicable revenue rulings and procedures. (c) For purposes of applying the limitations of Code Section 415, the transfer of funds from one qualified plan to another is not an "annual addition." In addition, the following are not Employee contributions for the purposes of Section 4.9(b): (1) rollover contributions (as defined in Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3) and 457(e)(16)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); (5) Catch-Up Contributions; and (6) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6). (d) For purposes of applying the limitations of Code Section 415, the "limitation year" shall be the Plan Year. (e) For the purpose of this Section, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan. (f) For the purpose of this Section, if the Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 414(b) and (c) as modified by Code Section 415(h)), is a member of an affiliated service group (as defined by Code Section 414(m)), or is a, member of a group of

51 112219528.10 entities required to be aggregated pursuant to Regulations under Code Section 414(o), all Employees of such Employers shall be considered to be employed by a single Employer. (g) (1) If a Participant participates in more than one defined contribution 'plan maintained by the Employer which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year." (2) If a Participant participates in both a defined contribution plan subject to Code Section 412 and a defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, "annual additions" will be credited to the Participant's accounts under the defined contribution plan subject to Code Section 412 prior to crediting "annual additions" to the Participant's accounts under the defined contribution plan not subject to Code Section 412. (3) If a Participant participates in more than one defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of (A) the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited under subparagraphs (1) or (2) above, multiplied by (B) a fraction (i) the numerator of which is the "annual additions" which would be credited to such Participant's accounts under this Plan without regard to the limitations of Code Section 415 and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph. (i) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder. Effective for Plan Years beginning on or after January 1, 2008, for purpose of IRC Section 415 limitations, Section 415 Compensation for a Limitation Year shall include compensation paid by the later of 2 1/2 months after an Employee's severance from employment with the employer maintaining the Plan or the end of the Limitation Year that includes the date of the Employee's severance from employment with the employer maintaining the Plan, if: (1) the payment is regular compensation for services during the Employee's regular working hours, or compensation for services outside the Employee's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the Employee while the Employee continued in employment with the Employer; (2) the payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued; or

52 112219528.10 (3) the payment is received by the Employee pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the same time if employment had continued, but only to the extent includible in gross income. Any payments not described above shall not be considered Section 415 Compensation if paid after severance from employment, even if they are paid by the later of 21/2 months after the date of severance from employment or the end of the Limitation Year that includes the date of severance from employment, except payments to an individual who does not currently perform services for the employer by reason of qualified military service (within the meaning of Section 414(u)(1) of the Code) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the employer rather than entering qualified military service. 4.10 ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS (a) If, as a result of a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of Section 4.9 or other facts and circumstances to which Regulation 1.415- 6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the "excess amount" will be disposed of in one of the following manners, as uniformly determined by the Administrator for all Participants similarly situated. (1) Any after-tax voluntary Employee contributions (plus attributable gains), to the extent they would reduce the "excess amount," will be distributed to the Participant; (2) If, after the application of subparagraph (1) above, an "excess amount" still exists, any unmatched Deferred Compensation and, thereafter, proportionately from Deferred Compensation which is matched and Matching Contributions which relate to such Deferred Compensation, will be reduced to the extent they would reduce the "excess amount." The Deferred Compensation (and any gains attributable to such Deferred Compensation) will be distributed to the Participant and the Matching Contributions (and any gains attributable to such Matching Contributions) will be used to reduce the Employer contribution in the next "limitation year;" (3) If, after the application of subparagraphs (1) and (2) above, an "excess amount" still exists, and the Participant is covered by the Plan at the end of the "limitation year," then the "excess amount" will be used to reduce the Employer contribution for such Participant in the next "limitation year," and each succeeding "limitation year" if necessary; (4) If, after the application of subparagraphs (1), (2) and (3) above, an "excess amount" still exists, and the Participant is not covered by the Plan at the end of the "limitation year," then the "excess amount" will be held unallocated in a "Section 415 suspense account" The "Section 415 suspense account" will be applied

53 112219528.10 to reduce future Employer contributions for all remaining Participants in the next "limitation year," and each succeeding "limitation year" if necessary; (5) If a "Section 415 suspense account" is in existence at any time during the "limitation year" pursuant to this Section, it will not participate in the allocation of investment gains and losses of the Trust Fund. if a "Section 415 suspense account" is in existence at any time during a particular "limitation year," all amounts in the "Section 415 suspense account" must be allocated and reallocated to Participants' accounts before any Employer contributions or any Employee contributions may be made to the Plan for that "limitation year." Except as provided in (1) and (2) above, "excess amounts" may not be distributed to Participants or Former Participants. (b) For purposes of this Article, "excess amount" for any Participant for a "limitation year" shall mean the excess, if any, of (1) the "annual additions" which would be credited to the Participant's account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 4.9. (c) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the "limitation year." (d) Effective for limitation years beginning July 1, 2007, the Plan will follow the correction method provided by the Employee Plans Compliance Resolution System (EPCRS) or other guidance as provided by applicable revenue rulings and procedures. 4.11 PLAN-TO-PLAN TRANSFERS FROM QUALIFIED PLANS (a) With the consent of the Administrator, amounts may be transferred (within the meaning of Code Section 414(I)) to this Plan from other tax qualified plans under Code Section 401(a) by Eligible Employees, provided that the trust from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. Prior to accepting any transfers to which this Section applies, the Administrator may require an opinion of counsel that the amounts to be transferred meet the requirements of this Section. The amounts transferred shall be set up in a separate account herein referred to as a Participant's Transfer Account. Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason. Except as permitted by Regulations (including Regulation 1.411(d)-4), amounts attributable to elective contributions (as defined in Regulation 1.401(k)-1(g)(3)), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer (other than a direct rollover) shall be subject to the distribution limitations provided for in Regulation 1.401(k)-1(d). (b) Amounts in a Participant's Transfer Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the

54 112219528.10 Participant, in whole or in part, except as provided in paragraph (c) of this Section. The Trustee shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee under the terms of this Plan. (c) At Normal Retirement Date, or such other date when the Participant or the Participant's Beneficiary shall be entitled to receive benefits, the Participant's Transfer Account shall be used to provide additional benefits to the Participant or the Participant's Beneficiary. Any distributions of amounts held in a Participant's Transfer Account shall be made in a manner which is consistent with and satisfies the provisions of Section 7.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder. Furthermore, such amounts shall be considered as part of a Participant's benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent. (d) The Administrator may direct that Employee transfers made after a Valuation Date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund or be directed by the Participant pursuant to Section 4.14. (e) This Plan shall not accept any direct or indirect transfers (as that term is defined and interpreted under Code Section 401(a)(11) and the Regulations thereunder) from a defined benefit plan, money purchase plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise have provided for a life annuity form of payment to the Participant. (f) Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any "Section 411(d)(6) protected benefit" as described in Section 8.1. 4.12 ROLLOVERS FROM OTHER PLANS (a) With the consent of the Administrator, the Plan may accept a "rollover" by Eligible Employees, provided the "rollover" will not jeopardize the tax-exempt status of the Plan or create adverse tax consequences for the Employer. Prior to accepting any "rollovers" to which this Section applies, the Administrator may require the Employee to establish (by providing an opinion of counsel, or otherwise) that the amounts to be rolled over to this Plan meet the requirements of this Section. The amounts rolled over shall be set up in a separate account herein referred to as a Participant's Rollover Account. Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason. (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in paragraph (c) of this Section. The Trustee shall have no duty or responsibility to inquire as to the propriety of the amount, value or type

55 112219528.10 of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee under the terms of this Plan. (c) The Administrator, at the election of the Participant, shall direct the Trustee to distribute all or a portion of the amount credited to the Participant's Rollover Account. Furthermore, amounts in the Participant's Rollover Account, with respect to distributions made on and after January 1, 2002 to Participants who separate from service on and after January 1, 2001 shall not be considered as part of a Participant's benefit in determining whether an involuntary cash-out of benefits may be made without Participant consent. Any distributions of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Section 7.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder. (d) The Administrator may direct that Employee "rollovers" made after a Valuation Date be segregated into a separate account for each Participant until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund or be directed by the Participant pursuant to Section 4.14. (e) For purposes of this Section the following definitions shall apply: (1) A "rollover" means: (i) amounts transferred to this Plan directly from another "eligible retirement plan;" (ii) distributions received by an Employee from other "eligible retirement plans" which are eligible for tax-free rollover to an "eligible retirement plan" and which are transferred by the Employee to this Plan within sixty (60) days following receipt thereof; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another "eligible retirement plan," (B) were eligible for tax-free rollover to an "eligible retirement plan" and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof; (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of receipt thereof from such conduit individual retirement account; (v) effective September 1, 2010, Independent Bank Corp. Stock transferred to this Plan from the Benjamin Franklin Bank Employee Stock Ownership Plan; and (vi) any other amounts which are eligible to be rolled over to this Plan pursuant to the Code. (2) An "eligible retirement plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b) (other than an endowment contract), a qualified trust (an employees' trust described in Code Section 401(a) which is exempt from tax under Code Section 501(a)), an annuity plan described in Code Section 403(a), an eligible deferred compensation plan described in Code Section 457(b) which is maintained by an eligible employer described in Code Section 457(e)(1)(A), and an annuity contract described in Code Section 403(b).

56 112219528.10 4.13 VOLUNTARY CONTRIBUTIONS (a) In order to allow Participants the opportunity to increase their retirement income, each Participant may, in accordance with nondiscriminatory procedures established by the Administrator, elect to make after-tax voluntary Employee contributions to the Plan, up to 10% of such Participant's Compensation. Such contributions must generally be paid to the Trustee within a reasonable period of time after being received by the Employer. The balance in each Participant's Voluntary Contribution Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason. (b) A Participant may elect at any time to withdraw after-tax voluntary Employee contributions from such Participant's Voluntary Contribution Account and the actual earnings thereon in a manner which is consistent with and satisfies the provisions of Section 7.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder. If the Administrator maintains sub-accounts with respect to after-tax voluntary Employee contributions (and earnings thereon) which were made on or before a 'specified date, a Participant shall be permitted to designate which sub-account shall be the source for withdrawal. Forfeitures of Employer contributions shall not occur solely as a result of an Employee's withdrawal of after-tax voluntary Employee contributions. Notwithstanding the above, in the event a Participant has received a hardship distribution from the Participant's Elective Account pursuant to Section 7.12(b) or pursuant to Regulation 1.401(k)-1(d)(2)(iii) from any other plan maintained by the Employer, then the Participant shall be barred from making any after-tax voluntary Employee contributions for a period of six (6) months after receipt of the distribution. Notwithstanding the foregoing, effective for hardship distributions taken on or after January 1, 2019, a Participant’s after-tax voluntary Employee contributions to the Plan shall not be suspended following the receipt of a hardship distribution. 4.14 DIRECTED INVESTMENT ACCOUNT (a) The Plan is intended to be compliant with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974, as amended, and with the requirements of Section 401(a)(35) of the Internal Revenue Code, as added by Section 901 of the Pension Protection Act of 2006, whereby a Participant is entitled to diversify a portion of their account. Participants may, subject to a procedure established by the Administrator (the Participant Direction Procedures) and applied in a uniform nondiscriminatory manner, direct the Trustee, in writing (or in such other form which is acceptable to the Trustee), to invest all or a portion of their individual account balances in specific assets, specific funds or other investments permitted under the Plan and the Participant Direction Procedures. That portion of the interest of any Participant so directing will thereupon be considered a Participant's Directed Account. (b) As of each Valuation Date, all Participant Directed Accounts shall be charged or credited with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in the market value using publicly listed fair market values when available or appropriate as follows:

57 112219528.10 (1) to the extent that the assets in a Participants Directed Account are accounted for as pooled assets or investments, the allocation of earnings, gains and losses of each Participant's Directed Account shall be based upon the total amount of funds so invested in a manner proportionate to the Participant's share of such pooled investment; and (2) to the extent that the assets in the Participant's Directed Account are accounted for as segregated assets, the allocation of earnings, gains and losses from such assets shall be made on a separate and distinct basis. (c) Investment directions will be processed as soon as administratively practicable after proper investment directions are received from the Participant. No guarantee is made by the Plan, Employer, Administrator or Trustee that investment directions will be processed on a daily basis, and no guarantee is made in any respect regarding the processing time of an investment direction. Notwithstanding any other provision of the Plan, the Employer, Administrator or Trustee reserves the right to not value an investment option on any given Valuation Date for any reason deemed appropriate by the Employer, Administrator or Trustee. Furthermore, the processing of any investment transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices, and correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan and considered the applicable Valuation Date for an investment transaction. (d) The provisions of the above paragraphs in this Section 4.14 are also intended to satisfy the requirements of Code Section 401(a)(28)(B)(ii), concerning the diversification of investments in Company Stock. (e) Notwithstanding the foregoing provisions of this Section 4.14 or any Participant Direction Procedures, in no event shall a Participant or Beneficiary be permitted to direct the investment of any amounts in their Participant's Combined Account that are attributable to Matching Contributions, Employer Non-Elective Contributions or Supplemental Non-Elective Contributions made pursuant to Section 4.1(e) in Company Stock or any other securities by the Company or any Affiliated Employer. 4.15 QUALIFIED MILITARY SERVICE Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service will be provided in accordance with Code Section 414(u).

58 112219528.10 ARTICLE V FUNDING AND INVESTMENT POLICY 5.1 INVESTMENT POLICY (a) The portion of the Plan that is designated as an Employee Stock Ownership Plan is designed to invest primarily in Company Stock. (b) The Plan may not obligate itself to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder. (c) The Plan may not obligate itself to acquire Company Stock under a put option binding upon the Plan. However, at the time a put option is exercised, the Plan may be given an option to assume the rights and obligations of the Employer under a put option binding upon the Employer. (d) All purchases of Company Stock shall be made at a price which, in the judgment of the Administrator, does not exceed the fair market value thereof. All sales of Company Stock shall be made at a price which, in the judgment of the Administrator, is not less than the fair market value thereof. The valuation rules set forth in Article VI shall be applicable. 5.2 TRANSACTIONS INVOLVING COMPANY STOCK (a) No portion of the Trust Fund attributable to (or allocable in lieu of) Company Stock acquired by the Plan in a sale to which Code Section 1042 applies may accrue or be allocated directly or indirectly under any plan maintained by the Employer meeting the requirements of Code Section 401(a): (1) during the "Nonallocation Period," for the benefit of: (i) any taxpayer who makes an election under Code Section 1042(a) with respect to Company Stock, (ii) any individual who is related to the taxpayer (within the meaning of Code Section 267(b)), or (2) for the benefit of any other person who owns (after application of Code Section 318(a) applied without regard to the employee trust exception in Code Section 318(a)(2)(B)(i)) more than 25 percent of: (i) any class of outstanding stock of the Employer or Affiliated Employer which issued such Company Stock, or (ii) the total value of any class of outstanding stock of the Employer or Affiliated Employer.

59 112219528.10 (b) Except, however, subparagraph (a)(1)(ii) above shall not apply to lineal descendants of the taxpayer, provided that the aggregate amount allocated to the benefit of all such lineal descendants during the "Nonallocation Period" does not exceed more than five (5) percent of the Company Stock (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Code Section 267(c)(4)) in a transaction to which Code Section 1042 is applied. (c) A person shall be treated as failing to meet the stock ownership limitation under paragraph (a)(2) above if such person fails such limitation: (1) at any time during the one (1) year period ending on the date of sale of Company Stock to the Plan, or (2) on the date as of which Company Stock is allocated to Participants in the Plan, (d) For purposes of this Section, "Nonallocation Period" means the period beginning on the date of the sale of the Company Stock and ending on the date which is ten (10) years after the date of sale.

60 112219528.10 ARTICLE VI VALUATIONS 6.1 VALUATION OF THE TRUST FUND The Administrator shall direct the Trustee, as of each Valuation Date, to determine the net worth of the assets comprising the Trust Fund as it exists on the Valuation Date. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value (or their contractual value in the case of a Contract or Policy) as of the Valuation Date and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund. The Trustee may update the value of any shares held in the Participant Directed Account by reference to the number of shares held by that Participant, priced at the market value as of the Valuation Date. 6.2 METHOD OF VALUATION Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the case of a transaction between a Plan and a disqualified person, value must be determined as of the date of the transaction. For all other Plan purposes, value must be determined as of the most recent Valuation Date under the Plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction between the Plan and a disqualified person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value. Company Stock not readily tradable on an established securities market shall be valued by an independent appraiser meeting requirements similar to the requirements of the Regulations prescribed under Code Section 170(a)(1).

61 112219528.10 ARTICLE VII DETERMINATION AND DISTRIBUTION OF BENEFITS 7.1 DETERMINATION OF BENEFITS UPON RETIREMENT Every Participant may terminate employment with the Employer and retire for the purposes hereof on the Participant's Normal Retirement Date or Early Retirement Date. However, a Participant may postpone the termination of employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.4, shall continue until such Participant's Late Retirement Date. Upon a Participant's Retirement Date or attainment of Normal Retirement Date without termination of employment with the Employer, or as soon thereafter as is practicable, the Trustee shall distribute, at the election of the Participant, all amounts credited to such Participant's Combined Account in accordance with Sections 7.5 and 7.6. 7.2 DETERMINATION OF BENEFITS UPON DEATH (a) Upon the death of a Participant before the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Combined Account shall become fully Vested. If elected, distribution of the Participant's Combined Account shall commence not later than one (1) year after the close of the Plan Year in which such Participant's death occurs. The Administrator shall direct the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, to distribute the value of the deceased Participant's accounts to the Participant's Beneficiary. (b) Upon the death of a Former Participant, the Administrator shall direct the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, to distribute any remaining Vested amounts credited to the accounts of a deceased Former Participant to such Former Participant's Beneficiary. (c) Any security interest held by the Plan by reason of an outstanding loan to the Participant or Former Participant shall be taken into account in determining the amount of the death benefit. (d) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive. (e) The Beneficiary of the death benefit payable pursuant to this Section shall be the Participant's spouse. Except, however, the Participant may designate a Beneficiary other than the spouse if: (1) the spouse has waived the right to be the Participant's Beneficiary, or

62 112219528.10 (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise), or (3) the Participant has no spouse, or (4) the spouse cannot be located. In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke a designation of a Beneficiary or change a Beneficiary by filing written (or in such other form as permitted by the Internal Revenue Service) notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing (or in such other form as permitted by the Internal Revenue Service) to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. (f) In the event no valid designation of Beneficiary exists, or if the Beneficiary is not alive at the time of the Participant's death, the death benefit will be paid in the following order of priority to: (1) the Participant's surviving spouse; (2) the Participant's children, including adopted children, per stirpes; (3) the Participant's surviving parents in equal shares; or (4) the Participant's estate. If the Beneficiary does not predecease the Participant, but dies prior to distribution of the death benefit, the death benefit will be paid to the Beneficiary's estate. (g) Notwithstanding anything in this Section to the contrary, if a Participant has designated the spouse as a Beneficiary, then a divorce decree or a legal separation that relates to such spouse shall revoke the Participant's designation of the spouse as a Beneficiary unless the decree or a qualified domestic relations order (within the meaning of Code Section 414(p)) provides otherwise. (h) Any consent by the Participant's spouse to waive any rights to the death benefit must be in writing (or in such other form as permitted by the Internal Revenue Service), must acknowledge the effect of such waiver, and be witnessed by a Plan representative or a notary public. Further, the spouse's consent must be irrevocable and must acknowledge the specific nonspouse Beneficiary.

63 112219528.10 7.3 DETERMINATION OF BENEFITS IN EVENT OF DISABILITY In the event of a Participant's Total and Permanent Disability prior to the Participant's Retirement Date or other termination of employment, all amounts credited to such Participant's Combined Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Administrator, in accordance with the provisions of Sections 7.5 and 7.6, shall direct the distribution to such Participant of all Vested amounts credited to such Participant's Combined Account. If such Participant elects, distribution shall commence not later than one (1) year after the close of the Plan Year in which Total and Permanent Disability occurs. 7.4 DETERMINATION OF BENEFITS UPON TERMINATION (a) If a Participant's employment with the Employer is terminated for any reason other than death, Total and Permanent Disability or retirement, then such Participant shall be entitled to such benefits as are provided hereinafter pursuant to this Section 7.4. If a portion of a Participant's Account is forfeited, Company Stock allocated to the Participant's Company Stock Account must be forfeited only after the Participant's Other Investments Account has been depleted. If interest in more than one class of Company Stock has been allocated to a Participant's Account, the Participant must be treated as forfeiting the same proportion of each such class. Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability, Early or Normal Retirement). However, at the election of the Participant, the Administrator shall direct the Trustee that the entire Vested portion of the Terminated Participant's Combined Account to be payable to such Terminated Participant as soon as administratively feasible after termination of employment. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 7.5 and 7.6, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder. If the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed $5,000, then the Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum as soon as administratively feasible after termination of employment. In the event of a mandatory distribution greater than $1,000 that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant's consent, if the Participant does not elect to have such distribution paid directly to an "eligible retirement plan" specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator. (b) A Participant shall become fully Vested immediately upon entry into the Plan.

64 112219528.10 (c) The computation of a Participant's nonforfeitable percentage of such Participant's interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. In the event that the Plan is amended to change or modify any vesting schedule, or if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to a top heavy vesting schedule, then each Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have such Participant's nonforfeitable percentage computed under the Plan without regard to such amendment or change. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end sixty (60) days after the latest of: (1) the adoption date of the amendment, (2) the effective date of the amendment, or (3) the date the Participant receives written notice of the amendment from the Employer or Administrator. 7.5 DISTRIBUTION OF BENEFITS (a) The Administrator, pursuant to the election of the Participant, shall direct the Trustee to distribute to a Participant or such Participant's Beneficiary any amount, subject to Section 7.5(b), to which the Participant is entitled under the Plan in one or more of the following methods: (1) One lump-sum payment. (2) Payments over a period certain in monthly, quarterly, semiannual, or annual installments. The period over which such payment is to be made shall not extend beyond the earlier of the Participant's life expectancy (or the joint life expectancy of the Participant and the Participant's "designated Beneficiary") or the limited distribution period provided for in Section 7.5(b). (3) Partial payment. This payment method is available only with respect to terminated Participants whose Participant Account Balance is in excess of $5,000. (b) Unless the Participant elects in writing (or such other form as permitted by the Internal Revenue Service) a longer distribution period, distributions to a Participant or the Participant's Beneficiary attributable to Company Stock shall be in substantially equal monthly, quarterly, semiannual, or annual installments over a period not longer than five (5) years. In the case of a Participant with an account balance attributable to Company Stock in excess of $800,000, the five (5) year period shall be extended one (1) additional year (but not more than five (5) additional years) for each $160,000 or fraction thereof by which such balance exceeds $800,000. The dollar

65 112219528.10 limits shall be adjusted at the same time and in the same manner as provided in Code Section 415(d). (c) Any distribution to a Participant who has a benefit which exceeds $5,000, shall require such Participant's written (or in such other form as permitted by the Internal Revenue Service) consent if such distribution commences prior to the time the benefit is "immediately distributable." A benefit is "immediately distributable" if any part of the benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of the Participant's Normal Retirement Age or age 62. With regard to this required consent: (1) The Participant must be informed of the right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 7.5(f). (2) Notice of the rights specified under this paragraph shall be provided no less than thirty (30) days and no more than ninety (90) days before the date the distribution commences. (3) Written (or such other form as permitted by the Internal Revenue Service) consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than ninety (90) days before the date the distribution commences. (4) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution. Any such distribution may commence less than thirty (30) days after the notice required under Regulation 1.411(a)-11(c) is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution. (d) Notwithstanding anything herein to the contrary, the Administrator may direct that cash dividends on shares of Company Stock allocable to Participants' Company Stock Accounts be: (1) Paid by the Employer directly in cash to the Participants in the Plan or their Beneficiaries. (2) Paid to the Plan and distributed in cash to Participants in the Plan or their• Beneficiaries no later than ninety (90) days after the close of the Plan Year in which paid.

66 112219528.10 (3) Paid in accordance with paragraph (1) or (2) above, or paid to the Plan and reinvested in Company Stock; provided, however, that if cash dividends are reinvested in Company Stock, then Company Stock allocated to the Participant's Company Stock Account shall have a fair market value not less than the amount of cash dividends which would have been allocated to such Participant's Other Investment Account for the year. (4) At the election of Participants or their Beneficiaries, paid in accordance with paragraph (1), (2) or (3) above. In the event a Participant does not make a dividend election, the dividends will be paid to the Plan and reinvested in Company Stock. In the event a Participant makes a new dividend election after a dividend is declared, but prior to the dividend being paid, the Participant's election immediately prior to the new election will control the payment of the dividends, and the new dividend election will be effective for subsequent dividends. This section will be effective for dividends declared after June 30, 2005. (5) Allocated to Participants' Other Investment Accounts. This option is not part of and is not to be construed as part of the Participant's election referred to in (d)(3) above. (e) Any part of a Participant's benefit which is retained in the Plan after the Anniversary Date on which the Participant's participation ends will continue to be treated as a Company Stock Account or as an Other Investments Account (subject to Section 7.4(a)) as provided in Article IV. However, neither account will be credited with any further Employer contributions. (f) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits will be made in accordance with the following requirements and will otherwise comply with Code Section 401(a)(9) and the Regulations thereunder, the provisions of which are incorporated herein by reference: (1) A Participant's benefits will be distributed not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2. Such distribution shall be equal to or greater than any required distribution. Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined above and must be made over a period certain measured by the Life Expectancy of the Participant (or joint Life Expectancies of the Participant and the Participant's "designated Beneficiary") in accordance with Regulations. Such distributions will be equal to or greater than any required distribution.

67 112219528.10 (2) Distributions to a Participant and the Participant's Beneficiaries will only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder. (3) Unless the Participant's interest is distributed in a single sum on or before the required beginning date specified in (1) above, the minimum amount that will be distributed for each Distribution Calendar Year (including the first Distribution Calendar Year and the Distribution Calendar Year that includes the Participant's date of death) is the lesser of: (i) the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in Regulation 1.401(a)(9)-9, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or (ii) if the Participant's sole "designated Beneficiary" for the Distribution Calendar Year is the Participant's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in Regulation 1.401(a)(9)-9, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the Distribution Calendar Year. Participants with a required beginning date of April 1, 2010 or earlier are not required to take a 2009 required minimum distribution. Instead, the first required minimum distribution for those Participants will be their 2010 required minimum distribution, which must be made by December 31, 2010. The 2009 required minimum distribution relief also applies to the five- year rule applicable to beneficiaries when a Participant dies before their required beginning date and the death occurred before January 1, 2009. (g) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant will be made in accordance with the following requirements and will otherwise comply with Code Section 401(a)(9) and the Regulations thereunder, the provisions of which are incorporated by reference. (1) If the Participant dies on or after the date distributions begin and there is a "designated Beneficiary," then the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant's "designated Beneficiary," determined as follows: (i) The Participant's remaining Life Expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (ii) If the Participant's surviving spouse is the Participant's sole "designated Beneficiary," then the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the

68 112219528.10 year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of .the spouse's death, reduced by one for each subsequent calendar year. (iii) If the Participant's surviving spouse is not the Participant's sole "designated Beneficiary," then the "designated Beneficiary's" remaining Life Expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year. However, if there is no "designated Beneficiary" as of September 30th of the year after the year of the Participant's death, then the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the Participant's remaining Life Expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (2) If a Participant dies before the date distributions begin, then the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows: (i) If the Participant's surviving spouse is the Participant's sole "designated Beneficiary," then distributions to the surviving spouse will begin by December 31st of the calendar year immediately following the calendar year in which the Participant died, or by December 31st of the calendar year in which the Participant would have attained age 70 1/2, if later. (ii) If the Participant's surviving spouse is not the Participant's sole "designated Beneficiary," then the Participant's entire interest will be distributed to the "designated Beneficiary," by December 31st of the calendar year containing the fifth anniversary of the Participant's death (the "5-year rule"), (iii) If there is no "designated Beneficiary" as of September 30th of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31st of the calendar year containing the fifth anniversary of the Participant's death. (iv) If the Participant is survived by a "designated Beneficiary," then the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Account Balance by the remaining Life Expectancy of the Participant's "designated Beneficiary," determined as provided in Section 7.5(g)(1).

69 112219528.10 (v) If the Participant's surviving spouse is the Participant's sole "designated Beneficiary" and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, then this Section 7.5(g)(2), other than Section 7.5(g)(2)(i), will apply as if the surviving spouse were the Participant. (3) For purposes of this Section 7.5(g), the Participant's death benefit will be distributed to the Participant's Beneficiaries subject to the following rules: (i) Distributions are considered to begin on the Participant's required beginning date. However, if Section 7.5(g)(2)(v) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse. (ii) Unless the Participant's interest is distributed in a single sum on or before the required beginning date, as of the first Distribution Calendar Year distributions will be made in accordance with Section 7.5(g). (h) Except as limited by Sections 7.5 and 7.6, whenever the Trustee is to make a distribution or to commence a series of payments, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occurs: (i) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or (iii) the date the Participant terminates their service with the Employer. (i) The restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have retirement benefits paid in an alternative method acceptable under Code Section 401(a)(9) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982. (j) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have death benefits paid in an alternative method acceptable under Code Section 401(a)(9) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

70 112219528.10 (k) A Participant ordered or called to active duty for a period in excess of 179 days or for an indefinite period after September 11, 2001, by reason of being a member of a reserve component (as defined in section 101 of title 37, United States Code), shall be eligible to elect to receive a Qualified Reservist Distribution. For purposes of this subparagraph, a "Qualified Reservist Distribution" means a distribution from the Participant's Account of amounts attributable to Deferral Contributions, provided such distribution is made during the period beginning on the date of the order or call to active duty and ending at the close of the active duty period. 7.6 HOW PLAN BENEFIT WILL BE DISTRIBUTED (a) Distribution of a Participant's benefit attributable to the Participant's Other Investments Account shall be made in cash. Distribution of a Participant's benefit attributable to the Participant's Company Stock Account may be made in cash or Company Stock or both, provided, however, that if a Participant or Beneficiary so demands, such benefit shall be distributed only in the form of Company Stock. Prior to making a distribution of benefits, the Administrator shall advise the Participant or the Participant's Beneficiary, in writing (or such other form as permitted by the Internal Revenue Service), of the right to demand that benefits attributable to the Company Stock Account be distributed solely in Company Stock. (b) If a Participant or Beneficiary demands that benefits attributable to the Company Stock Account be distributed solely in Company Stock distribution of such benefit will be made entirely in whole shares or other units of Company Stock. Any fractional unit value unexpended will be distributed in cash. If Company Stock is not available for purchase by the Trustee, then the Trustee shall hold such balance until Company Stock is acquired and then make such distribution, subject to Sections 7.5(h) and 7.5(f). (c) The Trustee will make distribution from the Trust only on instructions from the Administrator. (d) Notwithstanding anything contained herein to the contrary, if the Employer charter or by-laws restrict ownership of substantially all shares of Company Stock to Employees and the Trust Fund, as described in Code Section 409(h)(2)(B)(ii)(1), then the Administrator shall distribute a Participant's Combined Account entirely in cash without granting the Participant the right to demand distribution in shares of Company Stock. (e) Except as otherwise provided herein, Company Stock distributed by the Trustee may be restricted as to sale or transfer by the by-laws or articles of incorporation of the Employer, provided restrictions are applicable to all Company Stock of the same class. If a Participant is required to offer the sale of Company Stock to the Employer before offering to sell Company Stock to a third party, in no event may the Employer pay a price less than that offered to the distributee by another potential buyer making a bona fide offer and in no event shall the Trustee pay a price less than the fair market value of the Company Stock.

71 112219528.10 7.7 DISTRIBUTION FOR MINOR OR INCOMPETENT BENEFICIARY In the event a distribution is to be made to a minor or incompetent Beneficiary, then the Administrator may direct that such distribution be paid to the legal guardian, or if none in the case of a minor Beneficiary, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the st ate in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof. 7.8 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN In the event that all, or any portion, of the distribution payable to a Participant or Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. Notwithstanding the foregoing, if the value of a Participant's Vested benefit derived from Employer and Employee contributions does not exceed $5,000, then the amount distributable may, in the sole discretion of the Administrator, either be treated as a Forfeiture, or be paid directly to an individual retirement account described in Code Section 408(a) or individual retirement annuity described in Code Section 408(b) at the time it is determined that the whereabouts of the Participant or the Participant's Beneficiary cannot be ascertained. In the event a Participant or Beneficiary is located subsequent to the Forfeiture, such benefit shall be restored, first from Forfeitures, if any, and then from an additional Employer contribution if necessary. However, regardless of the preceding, a benefit which is lost by reason of escheat under applicable state law is not treated as Forfeiture for purposes of this Section nor as an impermissible forfeiture under the Code. 7.9 STOCK CERTIFICATE LEGEND Certificates for shares distributed pursuant to the Plan shall contain the following legend: "The shares represented by this certificate are transferable only upon compliance with the terms of ROCKLAND TRUST COMPANY EMPLOYEE SAVINGS, PROFIT SHARING AND STOCK OWNERSHIP PLAN effective as of July 1, 2005, as amended, which grants to Rockland Trust Company a right of first refusal, a copy of said Plan being on file in the office of the Company." All shares of the Company Stock distributed by the Trustee(s), except those that are publicly traded shall be subject to "Right of First Refusal". Such Right of First Refusal shall provide that, prior to any subsequent transfer, the shares must first be offered by written offer to the Company and Trust in any order of priority. In the event the proposed transfer constitutes a gift or such other transfer at less than fair market value, the Company shall so advise the Trustee(s) and the price per share shall be determined by the Trustee(s) as of the most recent valuation date. Alternatively, in the case of a transaction between the Plan and a disqualified

72 112219528.10 person as defined in IRC Section 4975(e)(2), as of the date of the transaction. In the event of a proposed purchase by a prospective bona fide purchaser, the offer to the Trust shall be the greater of fair market value, as determined above by the Company or the price offered by the prospective bona fide purchaser. The Trust may accept the offer at any time during a period not exceeding fourteen (14) days after the security holder gives written notice to the Trustee(s) that an offer by a third (3rd) party to purchase the Company Stock has been received or that a transfer of any sort is to occur. 7.10 PUT OPTION (a) If Company Stock is distributed to a Participant and such Company Stock is not readily tradable on an established securities market, a Participant has a right to require the Employer to repurchase the Company Stock distributed to such Participant under a fair valuation formula. Such Stock shall be subject to the provisions of Section 7.10(b). (b) The put option must be exercisable only by a Participant, by the Participant's donees, or by a person (including an estate or its distributee) to whom the Company Stock passes by reason of a Participant's death. (Under this paragraph Participant or Former Participant means a Participant or Former Participant and the beneficiaries of the Participant or Former Participant under the Plan.) The put option must permit a Participant to put the Company Stock to the Employer. Under no circumstances may the put option bind the Plan. However, it shall grant the Plan an option to assume the rights and obligations of the Employer at the time that the put option is exercised. If it is known at the time a loan is made that Federal or State law will be violated by the Employer honoring such put option, the put option must permit the Company Stock to be put, in a manner consistent with such law, to a third party (e.g., an affiliate of the Employer or a shareholder other than the Plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial. The put option shall commence as of the day following the date the Company Stock is distributed to the Former Participant and end sixty (60) days thereafter and if not exercised within such sixty (60) day period, an additional sixty (60) day option shall commence on the first day of the fifth month of the Plan Year next following the date the stock was distributed to the Former Participant (or such other sixty (60) day period as provided in Regulations). However, in the case of Company Stock that is publicly traded without restrictions when distributed but ceases to be so traded within either of the sixty (60) day periods described herein after distribution, the Employer must notify each holder of such Company Stock in writing on or before the tenth day after the date the Company Stock ceases to be so traded that for the remainder of the applicable sixty (60) day period the Company Stock is subject to the put option. The number of days between the tenth day and the date on which notice is actually given, if later than the tenth day, must be added to the duration of the put option. The notice must inform distributees of the term of the put options that they are to hold. The terms must satisfy the requirements of this paragraph. The put option is exercised by the holder notifying the Employer in writing that the put option is being exercised; the notice shall state the name and address of the holder and the number of shares to be sold. The period during which a put option is exercisable does

73 112219528.10 not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or State law. The price at which a put option must be exercisable is the value of the Company Stock determined in accordance with Section 6.2. Payment under the put option involving a "Total Distribution" shall be paid in substantially equal monthly, quarterly, semiannual or annual installments over a period certain beginning not later than thirty (30) days after the exercise of the put option and not extending beyond five (5) years. The deferral of payment is reasonable if adequate security and a reasonable interest rate on the unpaid amounts are provided. The amount to be paid under the put option involving installment distributions must be paid not later than thirty (30) days after the exercise of the put option. Payment under a put option must not be restricted by the provisions of a loan or any other arrangement, including the terms of the Employer articles of incorporation, unless so required by applicable state law. For purposes of this Section, "Total Distribution" means a distribution to a Participant or the Participant's Beneficiary within one (1) taxable year of the entire Vested Participant's Combined Account. (c) An arrangement involving the Plan that creates a put option must not provide for the issuance of put options other than as provided under this Section. The Plan (and the Trust Fund) must not otherwise obligate itself to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder. (d) Notwithstanding the above, the protections and rights regarding the put options and buy-sell arrangements are non-terminable in accordance with Regulation section 54.4975-11(a)(3)(ii). 7.11 PRE-RETIREMENT DISTRIBUTION Unless otherwise provided, at such time as a Participant shall have attained the age of 59 1/2 years, the Administrator, at the election of the Participant who has not severed employment with the Employer, shall direct the Trustee to distribute all or a portion of the amount then credited to the accounts maintained on behalf of the Participant. In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Sections 7.5 and 7.6, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder. Notwithstanding the above, pre-retirement distributions from a Participant's Elective Account shall not be permitted prior to the Participant attaining age 59 1/2 except as otherwise permitted under the terms of the Plan. 7.12 ADVANCE DISTRIBUTION FOR HARDSHIP (a) The Administrator, at the election of the Participant, shall direct the Trustee to distribute to any Participant in any one Plan Year up to the lesser of 100% of the Participant's Elective Account (including associated earnings) and Participant's

74 112219528.10 Account (including associated earnings) and Participant's Transfer/Rollover Account (including associated earnings) valued as of the last Valuation Date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the Valuation Date immediately preceding the date of distribution, and the Participant's Elective Account and Participant's Account and Participant's Transfer/Rollover Account shall be reduced accordingly. Withdrawal under this Section is deemed to be on account of an immediate and heavy financial need of the Participant only if the withdrawal is for: (1) Medical expenses described in Code Section 213(d) incurred by the Participant, the Participant's spouse, any of the Participant's dependents (as defined in Code Section 152) or the Participant’s primary beneficiary under the Plan, or necessary for these persons to obtain medical care as described in Code Section 213(d); (2) The costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) Payment of tuition, related educational fees, and room and board expenses, for up to the next 12 months of post-secondary education for the Participant, or the Participant's spouse, children, dependents (as defined in Code section 152, and without regard to Code sections 152(b)(1), (b)(2) and (d)(1)(B)) or for the Participant’s primary beneficiary under the Plan; (4) Payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence; (5) Payments for burial or funeral expenses for the Participant's deceased parent, spouse, children, dependents (as defined in Code section 152, and without regard to Code section 152(d)(1)(B)) or the Participant’s primary beneficiary under the Plan; or (6) Expenses for the repair of damage to the Participant's principal residence that would qualify for the casualty deduction under Code section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income); or (7) Expenses and losses (including loss of income) incurred by the Participant on account of a disaster declared by the Federal Emergency Management Agency (FEMA) under the Robert T. Stafford Disaster Relief and Emergency Assistance Act, Public Law 100–707, provided that the Participant's principal residence or principal place of employment at the time of the disaster was located in an area designated by FEMA for individual assistance with respect to the disaster.

75 112219528.10 (b) No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied : (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution; and (2) The Participant has obtained all distributions, other than hardship distributions or loans, currently available under all plans maintained by the Employer. (c) Notwithstanding the above, distributions from the Participant's Elective Account pursuant to this Section shall be limited, as of the date of distribution, to the Participant's Elective Account as of the end of the last Plan Year ending before July 1, 1989, plus the total Participant's Deferred Compensation after such date, plus associated earnings, reduced by the amount of any previous distributions pursuant to this Section and Section 7.11. (d) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder. For purposes of this Section 7.12, a "primary beneficiary under the Plan" is an individual who is named as a beneficiary under the Plan and has an unconditional right to all or a portion of the Participant's Account upon the death of the Participant . 7.13 QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not separated from service and has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 414(p). 7.14 DIRECT ROLLOVER (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 7, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. A Distributee who is a non-spouse beneficiary may elect to have an eligible rollover distribution made in the form of a direct trustee-to- trustee transfer to an individual retirement account established on behalf of such non - spouse beneficiary.

76 112219528.10 (b) For purposes of this Section the following definitions shall apply: (1) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). In the case of a Distributee who is a non-spouse beneficiary, an eligible rollover distribution is a direct trustee-to-trustee transfer of any portion of a distribution from an eligible retirement plan to an individual retirement account that is established, for the purpose of receiving the distribution, on behalf of the designated beneficiary who is a non-spouse beneficiary. Although a non-spouse beneficiary may directly transfer a distribution to an Individual Retirement Account as provided above, the distribution is not subject to the direct rollover requirements of Code Section 401(a)(31), the notice requirements of Code Section 402(f) or the mandatory withholding requirements of Code Section 3405(c). If a non-spouse beneficiary receives a distribution from the Plan, the distribution is not eligible for a 60-day (non-direct) rollover. If the Participant's named Beneficiary is a trust, the Plan may make a direct rollover to an IRA on behalf of the trust, provided the trust satisfies the requirements to be a designated beneficiary within the meaning of Code Section 401(a)(9)(E). Notwithstanding the above, a portion of a distribution shall not fail to be an "eligible rollover distribution" merely because the portion consists of after-tax Employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible. (2) "Eligible Retirement Plan" shall mean an individual retirement account or annuity described in Code Section 408, a Roth IRA described in Code Section 408A, a tax-sheltered annuity plan described in Code Section 403(b), an annuity plan described in Code Section 403(a), a qualified plan described in Code Section 401(a), or an eligible governmental deferred compensation plan described in Code Section 457(b) which agrees to account separately for amounts transferred to such plan by this Plan; provided that the account, annuity, plan or trust (as the case may be) agrees to accept such rollover distribution. In the case of an eligible

77 112219528.10 rollover distribution to a distributee who is a non-spouse beneficiary, an eligible retirement plan is an individual retirement account. (3) "Distributee" shall mean an employee, a former employee and a non- spouse beneficiary for purposes of Code Section 402(c). In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse. (4) A "direct rollover" is a payment by the Plan to the "eligible retirement plan" specified by the "distributee."

78 112219528.10 ARTICLE VIII AMENDMENT, TERMINATION, MERGERS AND LOANS 8.1 AMENDMENT (a) The Employer shall have the right at any time to amend this Plan subject to the limitations of this Section. However, any amendment which affects the rights, duties or responsibilities of the Trustee or Administrator, may only be made with the Trustee's or Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the amendment affects the duties of the Trustee hereunder. (b) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer. (c) Except as permitted by Regulations (including Regulation 1.411(d)-4) or other IRS guidance, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective if it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" which results in a further restriction on such benefit unless such "Section 411(d)(6) protected benefits" are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit. A Plan amendment that eliminates or restricts the ability of a Participant to receive payment of the Participant's interest in the Plan under a particular optional form of benefit will be permissible if the amendment satisfies the conditions in (1) and (2) below: (1) The amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (1), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement. (2) The amendment is not effective unless the amendment provides that the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: (i) the ninetieth (90th) day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the Act requirements at 29 CFR 2520.104b-3 (relating to a summary of material modifications) or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

79 112219528.10 8.2 TERMINATION (a) The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested as provided in Section 7.4 and shall not thereafter be subject to forfeiture, and all unallocated amounts, including Forfeitures, shall be allocated to the accounts of all Participants in accordance with the provisions hereof. (b) Upon the full termination of the Plan, the Employer shall direct the distribution of the assets of the Trust Fund to Participants in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6. Except as permitted by Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" in accordance with Section 8.1(c). 8.3 MERGER, CONSOLIDATION OR TRANSFER OF ASSETS This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan and trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any "Section 411(d)(6) protected benefits" in accordance with Section 8.1(c). 8.4 LOANS TO PARTICIPANTS (a) The Trustee may, in the Trustee's discretion, make loans to Participants and Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (2) loans shall bear a reasonable rate of interest; (3) loans shall be adequately secured; (4) loans shall provide for periodic repayment over a reasonable period of time; and (5) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants and Beneficiaries. (b) Loans made pursuant to this Section (when added to the outstanding balance of all other loans made by the Plan to the Participant) may, in accordance with a uniform and nondiscriminatory policy established by the Administrator, be limited to the lesser of: (1) $50,000 reduced by the excess (if any) of the highest outstanding balance of Loans from the Plan to the Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

80 112219528.10 (2) one-half (1/2) of the present value of the non-forfeitable accrued benefit of the Participant under the Plan. For purposes of this limit, all plans of the Employer shall be considered one plan. Additionally, with respect to any loan made prior to January 1, 1987, the $50,000 limit specified in (1) above shall be unreduced. (c) Loans shall provide for level amortization with payments to be made not less frequently than quarterly over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a "principal residence" of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years. For this purpose, a "principal residence" has the same meaning as a "principal residence" under Code Section 1034. Loan repayments may be suspended under this Plan as permitted under Code Section 414(u)(4). (d) Any loans granted or renewed shall be made pursuant to a Participant loan program. Such loan program shall be established in writing and must include, but need not be limited to, the following: (1) the identity of the person or positions authorized to administer the Participant loan program; (2) a procedure for applying for loans; (3) the basis on which loans will be approved or denied; (4) limitations, if any, on the types and amounts of loans offered; (5) the procedure under the program for determining a reasonable rate of interest; (6) the types of collateral which may secure a Participant loan; and (7) the events constituting default and the steps that will be taken to preserve Plan assets. Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of the Plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this Section. (e) Notwithstanding anything in this Plan to the contrary, if a Participant or Beneficiary defaults on a loan made pursuant to this Section, then the loan default will be a distributable event to the extent permitted by the Code and Regulations.

81 112219528.10 (f) Notwithstanding anything in this Section to the contrary, any loans made prior to the date this amendment and restatement is adopted shall be subject to the terms of the plan in effect at the time such loan was made. (g) The foregoing provisions of this Section 8.4 notwithstanding, pursuant to an exempt loan as defined in Section 54.4975-7(b)(1)(iii), the failure of the Plan to follow the exempt loan rules under section 54.4975-7(b) results in the loan being non- exempt and subject to the prohibited transaction tax. An exempt loan is defined under Section 54.4975-7(b)(1)(iii) to include the following: i. Must include a reasonable interest rate. ii, Must be a specific term and not payable on demand. iii. Must be primarily for the benefit of Participants. iv. Proceeds used only to acquire QES, repay loan or prior loan. v. Securities cannot be subject to a put, call or other option or buy/sell arrangement. vi. Must be without recourse and only collateral = QES acquired with loan(s). vii. No person has the right to assets other than collateral, contributions and earnings on collateral. viii. Payments made on exempt loans must not exceed an amount equal to the sum of such contributions/earnings received during or prior to the year less such payments in prior years. ix. Contributions and earnings must be accounted for separately until loan is repaid. x. Securities acquired with proceeds must be added/maintained in suspense account. xi. Shares are released from encumbrance using general rule or special rule.

82 112219528.10 ARTICLE IX TOP HEAVY 9.1 TOP HEAVY PLAN REQUIREMENTS For any Top Heavy Plan Year, the Plan shall provide the special vesting requirements of Code Section 416(b) pursuant to Section 7.4 of the Plan and the special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.4 of the Plan. 9.2 DETERMINATION OF TOP HEAVY STATUS (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the "determination date," (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group. If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the one-year period ending on the "determination date," any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy Plan. (b) Aggregate Account: A Participant's Aggregate Account as of the "determination date" is the sum of: (1) the Participant's Combined Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the "determination date." However, with respect to Employees not performing services for the Employer during the year ending on the "determination date," the Participant's Combined Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the "determination date" shall not be taken into account for purposes of this Section. (2) an adjustment for any contributions due as of the "determination date," Such adjustment shall be the amount of any contributions actually made after the Valuation Date but due on or before the "determination date," except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the "determination date" that are allocated as of a date in that first Plan Year. (3) any Plan distributions made within the Plan Year that includes the "determination date" or, with respect to distributions made for a reason other than

83 112219528.10 severance from service, disability or death, within the five (5) preceding Plan Years. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of distributions made after the Valuation Date and prior to the "determination date," such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the Valuation Date. (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified voluntary employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance. (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollovers or plan- to-plan transfers as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance. (6) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted. (7) For the purposes of determining whether two employers are to be treated as the same employer in (5) and (6) above, all employers aggregated under Code Section 414(b), (c), (m) and (o) are treated as the same employer. (c) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined. (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

84 112219528.10 In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group. (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group. In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group., No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group. (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans. (4) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date. (d) "Determination date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year. (e) Present Value of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee, shall be as determined using the single accrual method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). The determination of the Present Value of Accrued Benefit shall be determined as of the most recent valuation date that falls within or ends with the 12- month period ending on the Determination Date except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan. (f) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of: (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

85 112219528.10 (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

86 112219528.10 ARTICLE X MISCELLANEOUS 10.1 PARTICIPANT'S RIGHTS This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon the Employee as a Participant of this Plan. 10.2 ALIENATION (a) Subject to the exceptions provided below, and as otherwise permitted by the Code and Act, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or the Participant's Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law. (b) Subsection (a) shall not apply to the extent a Participant or Beneficiary is indebted to the Plan by reason of a loan made pursuant to Section 8.4, as a result of a loan from the Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount to be distributed as shall equal such indebtedness shall be paid to the Plan, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be so paid in whole or part from the Participant's Combined Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against the Vested Participant's Combined Account, the Participant or Beneficiary shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.8 and 2.9. (c) Subsection (a) shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan. (d) Subsection (a) shall not apply to an offset to a Participant's accrued benefit against an amount that the Participant is ordered or required to pay the Plan with respect to a judgment, order, or decree issued, or a settlement entered into, on or after August 5, 1997, in accordance with Code Sections 401(a)(13)(C) and (0).

87 112219528.10 10.3 CONSTRUCTION OF PLAN This Plan and Trust shall be construed and enforced according to the Code, the Act and the laws of the Commonwealth of Massachusetts, other than its laws respecting choice of law, to the extent not pre-empted by the Act. 10.4 GENDER AND NUMBER Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply. 10.5 LEGAL ACTION In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee, the Employer or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee, the Employer or the Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable. 10.6 PROHIBITION AGAINST DIVERSION OF FUNDS (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Former Participants, or their Beneficiaries. (b) In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to Act Section 403(c)(2)(A), the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned. (c) Except for Sections 3.5, 3.6, and 4.1(e), any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following the final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a competent jurisdiction, demand repayment of such disallowed contribution and the Trustee shall

88 112219528.10 return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned. 10.7 EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE The Employer, Administrator and Trustee, and their successors, shall not be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part. 10.8 RECEIPT AND RELEASE FOR PAYMENTS Any payment to any Participant, the Participant's legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer. 10.9 ACTION BY THE EMPLOYER Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority. 10.10 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator and (3) the Trustee, and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan including, but not limited to, any agreement allocating or delegating their responsibilities, the terms of which are incorporated herein by reference. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method;" and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, including, but not limited to, the items specified in Article II of the Plan, as the same may be allocated or delegated thereunder. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except to the extent directed pursuant to Article II or with respect to those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to

89 112219528.10 inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan as specified or allocated herein. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity. 10.11 HEADINGS The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof. 10.12 APPROVAL BY INTERNAL REVENUE SERVICE Notwithstanding anything herein to the contrary, if, pursuant to an application for qualification filed by or on behalf of the Plan by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date that the Secretary of the Treasury may prescribe, the Commissioner of Internal Revenue Service or the Commissioner's delegate should determine that the Plan does not initially qualify as a tax - exempt plan under Code Sections 401 and 501, and such determination is not contested, or if contested, is finally upheld, then if the Plan is a new plan, it shall be void ab initio and all amounts contributed to the Plan by the Employer, less expenses paid, shall be returned within one (1) year and the Plan shall terminate, and the Trustee shall be discharged from all further obligations. If the disqualification relates to an amended plan, then the Plan shall operat e as if it had not been amended. 10.13 UNIFORMITY All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner. In the event of any conflict between the terms of this Plan and any Contract purchased hereunder, the Plan provisions shall control. 10.14 SECURITIES AND EXCHANGE COMMISSION APPROVAL The Employer may request an interpretative letter from the Securities and Exchange Commission stating that the transfers of Company Stock contemplated hereunder do not involve transactions requiring a registration of such Company Stock under the Securities Act of 1933. In the event that a favorable interpretative letter is not obtained, the Employer reserves the right to amend the Plan and Trust retroactively to their Effective Dates in order to obtain a favorable interpretative letter or to terminate the Plan. 10.15 VOTING COMPANY STOCK The Trustee shall vote all Company Stock held by it as part of the Plan assets at such time and in such manner as the Administrator shall direct. Provided, however, that if any agreement entered into by the Trust provides for voting of any shares of Company Stock pledged as security for any obligation of the Plan, then such shares of Company Stock shall be voted in accordance with such agreement. If the Administrator fails or refuses to give the Trustee timely instructions as to how to vote any Company Stock as to which the Trustee otherwise has the right to vote, the Trustee

90 112219528.10 shall not exercise its power to vote such Company Stock and shall consider the Administrator's failure or refusal to give timely instructions as an exercise of the Administrator's rights and a directive to the Trustee not to vote said Company Stock. Notwithstanding the foregoing, if the Employer has a registration-type class of securities each Participant or Beneficiary shall be entitled to direct the Trustee as to the manner in which the Company Stock which is entitled to vote and which is allocated to the Company Stock Account of such Participant or Beneficiary is to be voted. If the Employer does not have a registration-type class of securities, each Participant or Beneficiary in the Plan shall be entitled to direct the Trustee as to the manner in which voting rights on shares of Company Stock which are allocated to the Company Stock Account of such Participant or Beneficiary are to be exercised with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as prescribed in Regulations. For purposes of this Section the term "registration-type class of securities" means: (A) a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1 934; and (B) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such Section 12. If the Employer does not have a registration-type class of securities and the by-laws of the Employer require the Plan to vote an issue in a manner that reflects a one-man, one-vote philosophy, each Participant or Beneficiary shall be entitled to cast one vote on an issue and the Trustee shall vote the shares held by the Plan in proportion to the results of the votes cast on the issue by the Participants and Beneficiaries.

91 112219528.10 ARTICLE XI QUALIFIED RESERVIST'S RIGHTS The following provisions apply to a Qualified Reservist's rights to contributions and allocations under the Plan: 11.1 DEFINITIONS (a) Deemed Deferrals. The term Deemed Deferrals means, to the extent the Employer elects to make contributions to the Plan, the amount of Post -Tax or Pre-Tax Employee Contributions a Participant is deemed to have made during their period of Qualified Military Service. Deemed Deferrals will be equal to the lesser of (a) the average actual Post-Tax or Pre-Tax Employee Contributions he or she made to the Plan during the 12-month period immediately preceding their Qualified Military Service; or (b) if the Participant had less than 12 months of service with the Employer before commencing Qualified Military Service, the average Post-Tax or Pre-Tax Employee Contributions the Participant made during their actual length of continuous service with the Employer. (b) Differential Wage Payment. The term Differential Wage Payments means any payment as defined in Code §3401(h) which is made by the Employer for a remuneration period after December 31, 2008 which (a) is made to an individual with respect to any period during which an individual is performing service in the uniformed services (as defined in chapter 43 of title 38, United States Code) while on active duty for a period of more than 30 days; and (b) represents all or a portion of the remuneration such individual would have received from the Employer if the individual was performing services for the Employer. (c) Post-Tax or Pre-Tax Employee Contributions. The term Post-Tax or Pre- Tax Employee Contributions means any Elective Deferrals and/or Employee Voluntary Contributions permitted under the terms of the Plan which a Participant performing Qualified Military Service would be entitled to make if the Participant was performing services for the Employer. (d) Qualified Military Service. The term Qualified Military Service means any service in the uniformed services (as defined in chapter 43 of title 38, United States Code) by any individual if such individual is entitled to USERRA Reemployment Rights under such chapter with respect to such service. (e) Qualified Reservist. The term Qualified Reservist means an individual who is a member of a reserve component (as defined in §101 of title 37, United States Code) and who is ordered or called to active duty after September 11, 2001 either for a period in excess of 179 days or for an indefinite period. (f) Qualified Reservist Distribution. The term Qualified Reservist Distribution means a distribution of Elective Deferrals made from a 401(k) plan to a Qualified Reservist made during the period beginning on the date of the call -up order and ending at the close of the active duty period.

92 112219528.10 (g) USERRA Reemployment Rights. The term USERRA Reemployment Rights means the rights and benefits to which an individual covered under USERRA is entitled upon their return from Qualified Military Service. An individual will not be entitled to USERRA Reemployment Rights if (a) such individual did not provide advance notice of their military service to the Employer; or (b) such individual had more than five years of cumulative Qualified Military Service measured from their date of hire to their date of return to employment with the Employer. 11.2 DEATH BENEFITS (a) Deemed Reemployment Date. A Participant who dies on or after January 1, 2007 while performing Qualified Military Service will be deemed (i) to have resumed employment with the Employer as of the day preceding the date of their death (the "Deemed Reemployment Date" for purposes of this Section); and (ii) to have Terminated Employment on the date of their death. (b) Additional Benefits. To the extent the Plan provides for (i) accelerated vesting upon a Participant's death, (ii) ancillary life insurance benefits, and (iii) any other benefits that are contingent upon the Participant's death, then an individual described in Section 11.2(a) will be provided with such benefits. Such benefits must be provided to all such similarly-situated individuals in a uniform, non-discriminatory manner. (c) Employer Contributions. An individual described in Section 11.2(a) will not receive any additional contributions under the terms of the Plan. (d) Vesting Service. An individual who is described in Section 11.2(a) will, upon their Deemed Reemployment Date, receive credit for Vesting purposes with respect to their period of Qualified Military Service. 11.3 DISABILITY BENEFITS (a) Deemed Reemployment Date. Effective January 1, 2010, a Participant who suffers a Disability while performing Qualified Military Service will be deemed (a) to have resumed employment with the Employer as of the day preceding the date of their Disability (the "Deemed Reemployment Date" for purposes of this Section); and (b) to have Terminated Employment on the date of their Disability. (b) Employer Contributions. An individual described in Section 11.3(a) will not receive any additional contributions under the terms of the Plan. (c) Vesting Service. An individual described in Section 11.3(a) will not be entitled to credit for vesting purposes with respect to the period of Qualified Military Service.

93 112219528.10 11.4 DIFFERENTIAL WAGE PAYMENTS (a) Employee Status. Effective January 1, 2009, an individual receiving Differential Wage Payments from the Employer will be treated as an Employee of the Employer making such Differential Wage Payments, except as otherwise provided under Section 11.5 below. (b) Compensation. The term Compensation as used in the Plan will not include any amounts paid by the Employer as a Differential Wage Payment, and the Plan's definition of Compensation will not fail to satisfy Code §414(s) merely because such payments are excluded from the Plan's definition of Compensation. (c) Code §415(c)(3) Compensation. Effective January 1, 2009, the term Code §415(c)(3) Compensation as used in the Plan will include any amounts paid by the Employer as a Differential Wage Payment (but only to the extent the payments do not exceed the amount the individual would have received had he or she continued to perform services for the Employer). 11.5 SPECIAL DISTRIBUTION RULES (a) Qualified Reservist Distributions. Qualified Reservist Distributions may be made from the Plan, effective January 1, 2010, and all references in the Plan restricting Qualified Reservist Distributions to individuals ordered or called to active duty before December 31, 2007 are removed effective December 31, 2007. (b) Active Duty Severance Distributions. Effective January 1, 2010, an individual performing service in the uniformed services (as defined in chapter 43 of title 38, United States Code) while on active duty for a period of more than 30 days will be treated as having incurred a severance from employment under Code §401(k)(2)(B)(i)(I), and may elect a distribution of some or all of their Elective Deferral accounts, subject to the following provisions: (i) If a Participant receives a distribution pursuant to this 11.5(b), he or she will be barred from making Elective Deferrals and/or Employee Contributions for a period of 6 months after the distribution. (ii) An individual who is considered an Employee because he or she is receiving Differential Wage Payments will be treated as having incurred a severance from employment for purposes of this Section 11.5(b). (iii) The availability of such distribution shall not cause any Participant to be treated as having incurred a severance from employment for any other purpose under the Plan or any other Code section. (iv) If a Participant who takes a distribution pursuant to this Section 11.5(b) is considered to have Terminated Employment under the terms of the Plan, such individual is eligible for all distribution options available upon Termination of Employment under the Plan, and not this Section 11.5(b).

94 112219528.10 (v) If a Participant is eligible to receive a Qualified Reservist Distribution and a distribution under this Section 11.5(b), any distribution of some or all of their Elective Deferral Accounts that meets the definition of a Qualified Reservist Distribution will be treated as a Qualified Reservist Distribution rather than a distribution under this Section 11.5(b). (vi) Any distribution made pursuant to this Section 11.5(b) is an Eligible Rollover Distribution under the terms of the Plan unless one of the exceptions (other than the exception for hardship distributions under Code §401(k)(2)(B)(i)(IV)) listed under Code §402(c)(4) applies. (vii) Nothing contained in this Section will affect a Participant's right to take other in-service distributions (including hardship distributions) to the extent he or she is eligible for such distributions under the terms of the Plan.

95 112219528.10 ARTICLE XII ROTH CONTRIBUTIONS 12.1 GENERAL APPLICATION (a) This article will apply to contributions beginning on or after October 1, 2016. (b) As of the effective date under Section 12.1(a) above, the Plan will accept Roth elective deferrals made on behalf of participants. A participant’s Roth elective deferrals will be allocated to a separate account maintained for such deferrals as described in Section 12.2. (c) Unless specifically stated otherwise, Roth elective deferrals will be treated as elective deferrals for all purposes under the Plan. 12.2 SEPARATE ACCOUNTING (a) Contributions and withdrawals of Roth elective deferrals will be credited and debited to the Roth elective deferral account maintained for each participant. (b) The Plan will maintain a record of the amount of Roth elective deferrals in each participant’s account. (c) Gains, losses, and other credits or charges must be separately allocated on a reasonable and consistent basis to each participant’s Roth elective deferral account and the participant’s other accounts under the Plan. (d) No contributions other than Roth elective deferrals and properly attributable earnings will be credited to each participant’s Roth elective deferral account. 12.3 DIRECT ROLLOVERS (a) Notwithstanding Section 7.14 of the Plan, a direct rollover of a distribution from a Roth elective deferral account under the Plan will only be made to another Roth elective deferral account under an applicable retirement plan described in Code Section 402A(e)(1) or to a Roth IRA described in Code Section 408A, and only to the extent the rollover is permitted under the rules of Code Section 402(c). (b) Notwithstanding Section 4.12 of the Plan, the Plan will accept a rollover contribution to a Roth Rollover account only if it is a direct rollover from another Roth elective deferral account under an applicable retirement plan described in Code Section 402A(e)(1) and only to the extent the rollover is permitted under the rules of Code Section 402(c). (c) The Plan will not provide for a direct rollover (including an automatic rollover) for distributions from a participant’s Roth elective deferral account if the amount of the distributions that are eligible rollover distributions are reasonably expected to total less than $200 during a year. In addition, any distribution from a participant’s Roth elective deferral account is not taken into account in determining whether distributions from a participant’s other accounts are reasonably expected to total less than $200 during a year.

96 112219528.10 However, eligible rollover distributions from a participant’s Roth elective deferral account are taken into account in determining whether the total amount of the participant’s account balances under the Plan exceeds $1,000 for purposes of mandatory distributions from the Plan. 12.4 CORRECTION OF EXCESS CONTRIBUTIONS (a) The Plan will distribute pre-tax elective deferrals first. 12.5 DEFINITION (a) Roth Elective Deferrals. A Roth elective deferral is an elective deferral that is: (1) Designated irrevocably by the participant at the time of the cash or deferred election as a Roth elective deferral that is being made in lieu of all or a portion of the pre-tax elective deferrals the participant is otherwise eligible to make under the Plan; (2) Treated by the Employer as includible in the participant’s income at the time the participant would have received that amount in cash if the participant had not made a cash or deferred election; and (3) Eligible for Matching Contributions. IN WITNESS WHEREOF, the Employer has adopted this Plan as of the ____ day of _________________, 202__. ROCKLAND TRUST COMPANY (the "Employer") ____________________________________________ By: Maria Harris, SVP/Director of Human Resources